UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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EnerNOC, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 26, 2013

To Our Stockholders:

You are cordially invited to attend the 2013 annual meeting of stockholders of EnerNOC, Inc. to be held at 2:30 p.m., local time, on Tuesday, May 28, 2013, at our corporate offices located at 101 Federal Street, Suite 1100, Boston, Massachusetts 02110.

The attached notice of annual meeting and proxy statement describe the matters to be presented at the annual meeting and provide information about us that you should consider when you vote your shares.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting, whether or not you can attend.

Thank you for your continued support.

Sincerely,

Timothy Healy
Chairman of the Board and Chief Executive Officer

ENERNOC, INC.

101 Federal Street, Suite 1100

Boston, Massachusetts 02110

(617) 224-9900

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TIME: 2:30 p.m. Local Time

DATE: May 28, 2013

PLACE: EnerNOC Corporate Offices, 101 Federal Street, Suite 1100, Boston, Massachusetts 02110. Directions to the meeting location are available at our website at www.enernoc.com. Our website and the information contained therein are not incorporated into this proxy statement.

PURPOSES:

1.	To elect two members to our board of directors to serve as Class III directors, for a three-year term expiring in 2016;

2.	To approve an amendment and restatement of the Amended and Restated 2007 Employee, Director and Consultant Stock Plan to, among other things, increase the number of shares of the Company’s common stock authorized for issuance thereunder by 2,500,000 shares;

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013; and

4.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of EnerNOC, Inc. common stock at the close of business on April 8, 2013. A list of stockholders of record will be available at the annual meeting and during the ten days prior to the annual meeting at our corporate offices located at 101 Federal Street, Suite 1100, Boston, Massachusetts 02110.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

David Samuels
Secretary

Boston, Massachusetts

April 26, 2013

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE AS PROVIDED IN THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES.

ENERNOC, INC.

101 FEDERAL STREET, SUITE 1100

BOSTON, MASSACHUSETTS 02110

(617) 224-9900

PROXY STATEMENT FOR THE ENERNOC, INC.

2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 28, 2013

This proxy statement, along with the accompanying notice of 2013 annual meeting of stockholders, contains information about the 2013 annual meeting of stockholders of EnerNOC, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 2:30 p.m., local time, on Tuesday, May 28, 2013, at our corporate offices located at 101 Federal Street, Suite 1100, Boston, Massachusetts 02110.

In this proxy statement, we refer to EnerNOC, Inc. as “EnerNOC,” “the Company,” “we” and “us.”

We are sending you this proxy statement in connection with the solicitation of proxies by our board of directors for use at the annual meeting.

On or about April 26, 2013, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2012 annual report to stockholders, which includes our financial statements for the fiscal year ended December 31, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2013

This proxy statement and our 2012 annual report to stockholders are available for viewing, printing and downloading at http://investor.enernoc.com/annual-proxy.cfm. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2012, or our 2012 Form 10-K, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.enernoc.com. You may also obtain a printed copy of our 2012 Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Investor Relations, EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, Massachusetts 02110. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 8, 2013, or the record date, are entitled to vote at the annual meeting. On the record date, there were 29,996,950 shares of our common stock outstanding and entitled to vote.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke my Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•

By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our board of directors.

•	By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

•	In person at the meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the annual meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 27, 2013.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•

In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the annual meeting. You will not be able to vote at the annual meeting unless you have a proxy card from your broker or other nominee.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors recommends that you vote as follows:

•	“FOR” the election of each of the two nominees as Class III directors;

•

“FOR” the approval of an amendment and restatement of the Amended and Restated 2007 Employee, Director and Consultant Stock Plan, or the 2007 Stock Plan, to, among other things, increase the number of shares of our common stock authorized for issuance thereunder by 2,500,000 shares; and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2013.

If any other matter is presented at the annual meeting, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	re-voting by Internet or by telephone as instructed above;

•	notifying EnerNOC’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•

attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current proxy card or telephone or Internet vote is the one that will be counted.

If your shares are held in street name, you should follow the instructions provided by your bank, broker or other nominee.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote by Internet, telephone or at the annual meeting as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal Three of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

If you hold your shares in street name and you do not indicate how you want your shares voted in the election of directors (Proposal One of this proxy statement) or the approval of the amendment and restatement of the 2007 Stock Plan (Proposal Two of this proxy statement), your bank, broker or other nominee may not vote your uninstructed shares in the election of directors or approval of the amendment and restatement of the 2007 Stock Plan. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal One of this proxy statement) and the approval of the amendment and restatement of the 2007 Stock Plan (Proposal Two of this proxy statement). If you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal One: Elect Directors	The two nominees to serve as Class III directors who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. If a nominee receives a greater number of votes “withheld” from his or her election than votes “for” such election, such nominee will submit his or her offer of resignation for consideration by our nominating and governance committee in accordance with our majority vote policy discussed in more detail on page 23 of this proxy statement.

Proposal Two: Approve the Amendment and Restatement of the 2007 Stock Plan	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the amendment and restatement of the 2007 Stock Plan to, among other things, increase the number of shares of our common stock authorized for issuance thereunder by 2,500,000 shares. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal Three: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms do have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2013, the audit committee of our board of directors will reconsider its selection.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections, American Stock Transfer and Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Alliance Advisors, L.L.C., or Alliance, to act as our proxy solicitor in connection with the proposals to be acted upon at the annual meeting. Pursuant to our agreement with Alliance, Alliance will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the annual meeting. For these services, we will pay a fee of approximately $10,000 plus expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 2:30 p.m., local time, on Tuesday, May 28, 2013, at our corporate offices located at 101 Federal Street, Suite 1100, Boston, Massachusetts 02110. When you arrive at the annual meeting, signs will direct you to the appropriate meeting room. You need not attend the annual meeting in order to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2013 for (a) the named executives who are identified in the Summary Compensation Table on page 38 of this proxy statement, (b) each of our directors and the director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than five percent of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes having or sharing voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 31, 2013 pursuant to the exercise of options or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 29,999,979 shares of common stock outstanding on March 31, 2013.

The address for the directors and executive officers set forth below is c/o EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, Massachusetts 02110.

	Shares Beneficially Owned
Name and Address	Number	Percent
Directors and Executive Officers
Timothy Healy(1)	1,293,282	4.3%
David Brewster(2)	1,553,843	5.1%
David Samuels(3)	399,145	1.3%
Gregg Dixon(4)	423,453	1.4%
Kevin Bligh(5)	57,971	*
James Baum(6)	—	*
Arthur Coviello(7)	48,632	*
Richard Dieter(8)	97,458	*
TJ Glauthier(9)	54,600	*
Peter Gyenes(10)	—	*
Susan Tierney	23,763	*
Timothy Weller(11)	32,500	*
All directors and current executive officers as a group (12 persons)(12)	3,952,147	12.9%
Five Percent Stockholders
BlackRock, Inc.(13)	2,085,260	7.0%
40 East 52nd Street New York, NY 10022
Brown Capital Management, LLC(14)	1,530,057	5.1%
1201 N. Calvert Street Baltimore, MD 21202

*	Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.

(1)	Includes options to purchase 195,000 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2013.

(2)	Includes options to purchase 222,704 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2013.

(3)	Includes options to purchase 40,604 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2013.

(4)	Includes options to purchase 37,604 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2013 and 700 shares of common stock held by Mr. Dixon’s wife. Mr. Dixon disclaims beneficial ownership of the shares held by his wife.

(5)	Includes options to purchase 4,245 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2013. Mr. Bligh became our principal financial officer on April 1, 2012.

(6)	Mr. Baum was elected to our board of directors in April 2013.

(7)	Includes options to purchase 13,207 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2013.

(8)	Includes options to purchase 29,446 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2013.

(9)	Consists of options to purchase 23,784 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2013 and 30,816 shares of common stock held by a trust of which Mr. Glauthier and his wife are trustees. Mr. Glauthier disclaims beneficial ownership of the shares identified in this footnote except as to his proportionate pecuniary interest in such shares.

(10)	Mr. Gyenes was elected to our board of directors in April 2013.

(11)	Mr. Weller resigned as our chief financial officer and treasurer, effective as of the close of business on March 31, 2012.

(12)	See footnotes (1) through (11). Excludes securities beneficially owned by Mr. Weller, who is no longer employed by us.

(13)	This information is based solely on Amendment No. 2 to Schedule 13G filed on February 8, 2013 by BlackRock, Inc., which reported ownership as of December 31, 2012.

(14)	This information is based solely on Amendment No. 2 to Schedule 13G filed on February 14, 2013 by Brown Capital Management, LLC, or Brown Capital, which reported ownership as of December 31, 2012. Of the 1,530,057 shares of our common stock deemed beneficially owned, Brown Capital reported sole voting power as to 453,563 shares and sole dispositive power as to all 1,530,057 shares.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2012 about the securities authorized for issuance under our equity compensation plans, consisting of our Amended and Restated 2003 Stock Option and Incentive Plan, or the 2003 Stock Plan, and our 2007 Stock Plan. All of our equity compensation plans were adopted with the approval of our stockholders.

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)(2)
Equity compensation plans approved by security holders	1,381,789	(3)	$16.26	(4)	786,872
Equity compensation plans not approved by security holders	—		—		—

Total	1,381,789	(3)	$16.26	(4)	786,872

(1)	Consists of shares of our common stock issuable under the 2007 Stock Plan, which includes shares of common stock approved for issuance under the 2007 Stock Plan, plus any shares of common stock represented by awards granted under the 2003 Stock Plan that are forfeited, expire or are cancelled or which result in the forfeiture of shares of common stock back to us on or after the date on which the 2007 Stock Plan became effective, which was May 17, 2007, up to a maximum of 1,000,000 shares. From the effective date of the 2007 Stock Plan through December 31, 2012, options to purchase 358,538 shares of our common stock granted under the 2003 Stock Plan were cancelled. No awards of our common stock are available for issuance under the 2003 Stock Plan.

(2)	On January 1, 2013, in accordance with the provisions of the 2007 Stock Plan, the number of shares available for issuance under the 2007 Stock Plan automatically increased by 520,000 shares.

(3)	Consists of 385,504 shares of our common stock to be issued upon the exercise of outstanding stock options under the 2003 Stock Plan, 889,807 shares of our common stock to be issued upon the exercise of outstanding stock options under the 2007 Stock Plan and 106,478 shares of our common stock to be issued upon the vesting of restricted stock units granted under the 2007 Stock Plan.

(4)	Weighted-average exercise price relates to outstanding stock options. Restricted stock units are deemed to have an exercise price of zero.

PROPOSAL ONE—ELECTION OF DIRECTORS

Our certificate of incorporation and bylaws provide that our business is to be managed by or under the direction of our board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our board of directors currently consists of eight members, classified into three classes as follows: Timothy Healy, David Brewster and Susan Tierney serve as Class III directors with a term ending at the 2013 annual meeting; Arthur Coviello and James Baum serve as Class I directors with a term ending at the 2014 annual meeting; and Richard Dieter, TJ Glauthier and Peter Gyenes serve as Class II directors with a term ending at the 2015 annual meeting.

Our board of directors, upon the recommendation of the nominating and governance committee, has voted to nominate each of Timothy Healy and David Brewster for election to the board of directors as Class III directors at our 2013 annual meeting for a term of three years to serve until the 2016 annual meeting of stockholders, and until their respective successors have been elected and qualified. Susan Tierney, who has successfully served as a Class III director and whose term will expire on the date of our 2013 annual meeting, is not a nominee for re-election at the annual meeting. Therefore, on April 19, 2013, our board of directors fixed the number of directors constituting our board of directors at seven, effective as of the date of our 2013 annual meeting.

The nominees have indicated their willingness to continue to serve if elected. However, if any of the director nominees should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee or nominees designated by our board of directors. Our board of directors has no reason to believe that the nominees will be unable or unwilling to serve if elected. Shares represented by all proxies received by our board of directors and not marked as withholding authority to vote for any of the Class III director nominees will be voted FOR the election of the Class III director nominees, unless a nominee is unable or unwilling to serve. A plurality of the shares present, in person or by proxy, and voted on the election of the directors is required to elect each of the nominees to our board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW

The following table sets forth each nominee to be elected at the 2013 annual meeting and each continuing director, the year each nominee or director was first elected as a director, the positions currently held by each nominee and each director with us, the year each nominee’s or director’s current term will expire and the current class of director of each nominee and each director.

Nominee’s or Director’s Name and Year First Became a Director	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director
Nominees for Class III Directors:
Timothy Healy 2003	Chairman of the Board and Chief Executive Officer	2013	III
David Brewster	President and Director	2013	III
2003
Continuing Directors:
Arthur Coviello	Director	2014	I
2008
James Baum	Director	2014	I
2013
Richard Dieter	Director	2015	II
2007
TJ Glauthier	Director	2015	II
2007
Peter Gyenes	Director	2015	II
2013

No director is related by blood, marriage or adoption to any other director or executive officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth our directors, including the nominees to be elected at the 2013 annual meeting, and executive officers, their ages, and the positions currently held by each such person with us immediately prior to the 2013 annual meeting.

Name	Age	Position
Timothy Healy	44	Chairman of the Board and Chief Executive Officer
David Brewster	41	President and Director
Neil Moses	54	Chief Financial Officer
David Samuels	50	Executive Vice President
Gregg Dixon	41	Senior Vice President of Marketing and Sales
Kevin Bligh	58	Chief Accounting Officer
James Baum	49	Director
Arthur Coviello(1)(3)(4)(5)	59	Director
Richard Dieter(1)(3)(4)	69	Director
TJ Glauthier(1)(2)(3)	69	Director
Peter Gyenes	67	Director
Susan Tierney(2)	61	Director

(1)	Member of the audit committee.

(2)	Member of the nominating and governance committee.

(3)	Member of the compensation committee.

(4)	Member of the mergers and acquisitions committee.

(5)	Lead independent director.

Timothy Healy has served as our Chairman of the Board and Chief Executive Officer since June 2003 and co-founded EnerNOC in 2001. During 2001, Mr. Healy worked in the Energy Technology Laboratory for Northern Power Systems, Inc., a company that designs, manufactures, sells and services wind turbines into the global marketplace. Mr. Healy has also held positions with Merrill Lynch, International Fuel Cells (now UTC Power), and Commonwealth Capital Ventures. He also co-founded Student Advantage, which went public in 1999. Mr. Healy holds a Bachelor of Arts in Government and Economics from Dartmouth College and an MBA from the Tuck School of Business at Dartmouth.

Our board of directors has concluded that Mr. Healy should serve as a director as of the date of this proxy statement because he is a visionary and innovator in our industry, has substantial leadership experience in the energy management applications and services sector, is active in the technology community, has an unparalleled understanding of our business, personnel and customers and the markets in which we operate, and is representative of our management. Our board of directors values Mr. Healy’s extensive leadership and energy industry expertise.

David Brewster has served as a director and as our President since June 2003 and served as our Chief Operating Officer from June 2003 to January 2008. Mr. Brewster co-founded EnerNOC in 2001. During 2001, Mr. Brewster worked at Beacon Power Corporation, a developer of advanced products and services to support stable, reliable and efficient electricity grid operation. Mr. Brewster has also evaluated emerging energy technologies for Winslow Management Company, an environmentally focused investment management firm, and developed corporate strategies for SolarBank, a global capital fund for the financing of solar energy systems. Mr. Brewster holds a Bachelor of Arts from Wesleyan University, a Master of Environmental Management from Duke University and an MBA from the Tuck School of Business at Dartmouth.

Our board of directors has concluded that Mr. Brewster should serve as a director as of the date of this proxy statement because he is a visionary and innovator in our industry, has extensive regulatory and international experience in the energy management applications and services sector, has substantial perspective on our industry from his dealings with federal and state governments, has an unparalleled understanding of our business, personnel and customers and the markets in which we operate, and is representative of our management. Our board of directors values Mr. Brewster’s extensive regulatory and international expertise.

Neil Moses has served as our Chief Financial Officer since April 2013. From June 2012 until March 2013, Mr. Moses served as the Chief Global Strategy Officer of Dunkin’ Brands Group, Inc., a franchisor of quick service restaurants. From November 2010 until June 2012, Mr. Moses served as the Chief Financial Officer of Dunkin’ Brands Group, Inc. From 2003 until November 2010, Mr. Moses served as the Chief Financial Officer and Executive Vice President of Parametric Technology Corporation, a software company. Mr. Moses holds a Bachelor of Arts in Psychology from Bowdoin College and an MBA from Tuck School of Business at Dartmouth.

David Samuels has served as our Executive Vice President since February 2008 and, prior to that, served as our Senior Vice President of Strategic Development, General Counsel and Secretary from February 2007 to February 2008 and our Vice President of Strategic Development, General Counsel and Secretary from November 2006 to February 2007. From June 2005 to November 2006, Mr. Samuels served as Vice President of Corporate Development and General Counsel at ThingMagic, Inc., a radio frequency identification company, where he was responsible for certain financings and strategic mergers and acquisitions, general legal matters and human resources. From 2000 to 2001, Mr. Samuels was a director of, and from March 2000 to September 2004 worked as Executive Vice President at, Guardent, Inc., a security services company he co-founded, where he was responsible for strategic financings, mergers and acquisitions, general legal matters and human resources. Mr. Samuels holds a Bachelor of Arts in Economics from Brandeis University and a Juris Doctor from Northeastern University.

Gregg Dixon has served as our Senior Vice President of Marketing and Sales since February 2011 and served as our Senior Vice President of Marketing from July 2009 to February 2011. From July 2007 to July 2009, Mr. Dixon served as our Senior Vice President of Sales and Business Development and, prior to that, served as our Senior Vice President of Marketing and Sales from February 2007 to July 2007 and our Vice President of Marketing and Sales from August 2004 to February 2007. From December 2001 to July 2004, Mr. Dixon served as Vice President of Marketing and Sales for Hess Microgen, a leading provider of commercial onsite cogeneration systems and services. From June 1995 to November 2001, Mr. Dixon was a Partner at Mercer Management Consulting, where he advised global Fortune 1000 technology, consumer products, and energy clients on customer and product strategy, economic choice analysis, and new business model development. Mr. Dixon holds degrees in Business Administration and Computer Science from Boston College and is a Certified Energy Manager.

Kevin Bligh has served as our Chief Accounting Officer since November 2009 and, prior to that, served as our Vice President of Finance from October 2007 to November 2009. From July 2005 to October 2007, Mr. Bligh served as an independent consultant, providing financial and accounting guidance to several publicly-traded and privately-held companies. From October 1995 to July 2005, Mr. Bligh served as General Manager and Chief Financial Officer of Blue Raven Technology, Inc. (formerly Pre-Owned Electronics, Inc.), a privately-held computer and technology company, where he was responsible for all financial and treasury functions of the company and day-to-day operational, manufacturing and sales activities. Mr. Bligh’s other previous positions include Chief Financial Officer of Manager Software Products, Inc., a privately-held software company, where he was responsible for all financial and treasury functions of the company, and nine years at Arthur Andersen LLP, where his last position was Senior Manager. Mr. Bligh is a certified public accountant and holds a Bachelor of Science in Accounting from Bentley College.

James Baum has served as a director since April 2013. From September 2011 to December 2012, Mr. Baum served as Chief Executive Officer of Symbotic, LLC, a provider of warehouse automation systems. From October 2010 to August 2011, Mr. Baum served as President and Chief Executive of Netezza Corporation, or Netezza, a provider of data warehouse, analytic and monitoring appliances that was acquired by International Business Machines Corp., or IBM, in November 2010. From February 2009 to October 2010, Mr. Baum served as Chief Executive Officer of Netezza and, prior to that, served as the President and Chief Operating Officer of Netezza from

June 2006 until January 2009. Prior to joining Netezza, Mr. Baum served as the President and Chief Executive Officer of Endeca Technologies, Inc., a provider of search and guided navigation solutions, from November 2004 to October 2005 and President and Chief Operating Officer from June 2001 to November 2004. From October 1998 to December 2000, Mr. Baum served first as Executive Vice President, Engineering, Research and Development, then Executive Vice President and General Manager of Parametric Technology Corporation, a provider of product lifecycle management, content management and publishing solutions. Mr. Baum served on the board of directors of Netezza, a publicly-traded company at the time, from August 2006 to October 2010. Mr. Baum holds a Bachelor of Science degree in Engineering from Worcester Polytechnic Institute and a Master of Science degree in Engineering from Rensselaer Polytechnic Institute.

Our board of directors has concluded that Mr. Baum should serve as a director as of the date of this proxy statement because he has significant executive management experience at technology companies, as well as extensive financial and software product development expertise. Mr. Baum acquired this experience and expertise in the course of serving in various leadership roles, including president and chief executive officer at leading technology companies. In addition, Mr. Baum’s prior service on another public company board provided him with valuable experience. Our board of directors values Mr. Baum’s extensive financial, software product development and technology industry expertise.

Arthur Coviello has served as a director since June 2008. Since February 2011, Mr. Coviello has served as Executive Chairman of RSA, the Security Division of EMC Corporation and a provider of security, risk and compliance solutions. From September 2006, when EMC Corporation acquired RSA Security Inc., through January 2011, Mr. Coviello served as Executive Vice President and President of RSA. Prior to the acquisition of RSA Security Inc. by EMC Corporation, Mr. Coviello served as Chief Executive Officer and on the board of directors of RSA Security Inc. from January 2000 to September 2006 and as acting Chief Financial Officer of RSA Security Inc. from December 2005 to May 2006. He served as President of RSA Security Inc. from March 1999 to September 2006. Mr. Coviello holds a Bachelor of Science in Accounting from the University of Massachusetts.

Our board of directors has concluded that Mr. Coviello should serve as a director as of the date of this proxy statement because he has substantial financial expertise that includes extensive knowledge of the complex financial, operational and international issues facing large companies, significant executive management experience at technology companies and a deep understanding of accounting principles and financial reporting rules and regulations. He acquired this knowledge in the course of serving in various leadership roles, including chief executive officer and acting chief financial officer, at global technology companies. Through those senior management positions, Mr. Coviello has demonstrated his leadership and business acumen. Our board of directors values Mr. Coviello’s extensive financial and technology industry expertise.

Richard Dieter has served as a director since April 2007. From September 1976 through August 2002, Mr. Dieter served as an Accounting and Audit Partner for Arthur Andersen LLP, an accounting firm, and from August 2002 through December 2012, Mr. Dieter assisted Arthur Andersen LLP in the wind-down of its legacy public accounting business. From 1992 to 2001, Mr. Dieter served as chair of the AICPA-SEC International Task Force, and from 1997 to 2002, served as a member of the AICPA’s Auditing Standards Board. Mr. Dieter holds a Bachelor of Science in Business Administration from Boston University and a Master of Science in Accounting from the University of Massachusetts Amherst.

Our board of directors has concluded that Mr. Dieter should serve as a director as of the date of this proxy statement because he has extensive financial, accounting and consulting expertise, including a deep understanding of accounting principles and financial reporting rules and regulations, acquired over the course of his career at Arthur Andersen LLP. He has significant experience overseeing, from an independent auditor’s perspective, the financial reporting processes of large public companies in a variety of industries with a global presence. Through his leadership roles at Arthur Andersen LLP, Mr. Dieter gained substantial management and operational experience. Our board of directors values Mr. Dieter’s extensive financial and accounting expertise.

TJ Glauthier has served as a director since April 2007 and served on our Strategic Advisory Board from May 2005 until April 2007. Mr. Glauthier has served as President of TJG Energy Associates, LLC, a California-

based energy consulting firm, since January 2005. From May 2001 to December 2004, Mr. Glauthier served as the Chief Executive Officer and President of the Electricity Innovation Institute, which was an affiliate of the Electric Power Research Institute. From 1999 to 2001, Mr. Glauthier served as the Deputy Secretary and Chief Operating Officer of the U.S. Department of Energy. From 1993 to 1998, Mr. Glauthier served as the Associate Director for Natural Resources Energy and Science at the U.S. Office of Management and Budget in the Executive Office of the President. Mr. Glauthier also served on the board of directors of Union Drilling, Inc., a provider of contract land drilling services and equipment to oil and gas companies in the United States, from April 2006 to November 2012 when it was acquired by Sidewinder Drilling, Inc. Mr. Glauthier holds a Bachelor of Arts in Mathematics from Claremont McKenna College and an MBA from Harvard Business School.

Our board of directors has concluded that Mr. Glauthier should serve as a director as of the date of this proxy statement because he brings to the board substantial energy industry expertise, including expertise in both the public and private sector. He also brings in-depth knowledge of the opportunities and challenges facing global energy companies, specifically with respect to regulatory and financial issues. Mr. Glauthier has a deep understanding of our people, services and culture acquired during his service on our board of directors and, prior to that, as a member of our strategic advisory board. In addition, Mr. Glauthier’s prior service on another public company board provided him with valuable experience. Our board of directors values Mr. Glauthier’s extensive energy industry expertise.

Peter Gyenes has served as a director since April 2013. Mr. Gyenes has served as the Lead Independent Director of Sophos Plc, a global security software company, since September 2012 and served as the Non-Executive Chairman of Sophos from May 2006 until September 2012. Mr. Gyenes served as Chairman and Chief Executive Officer of Ascential Software and its predecessor companies VMark Software, Ardent Software and Informix from 1996 until it was acquired by IBM in April 2005. Mr. Gyenes also serves on the boards of Vistaprint N.V., a provider of coordinated portfolios of customized marketing products and services; Pegasystems Inc., a provider of business process management software and services; Intralinks Holdings, Inc., a provider of shared document and information exchanges; and RealPage, Inc., a provider of property management software solutions for the multifamily industry. Mr. Gyenes previously served on the boards of Netezza Corporation, a provider of data warehouse appliances from February 2008 to November 2010 when it was acquired by IBM; Lawson Software, Inc., a provider of software and service solutions in the manufacturing, distribution, maintenance and service sector industries, from May 2006 to July 2011 when it was acquired by GGC Software Holdings, Inc.; Applix Inc., a provider of enterprise planning software that was acquired by Cognos and then IBM, from May 2000 to October 2007; BladeLogic Inc., a provider of data center automation software, from June 2006 to April 2008, when it was acquired by BMC Software; and webMethods Inc., a provider of software for process improvement that was acquired by Software AG, from May 2006 to May 2007. He is a trustee emeritus of the Massachusetts Technology Leadership Council. Mr. Gyenes received his Bachelor of Arts in Mathematics and his MBA in Marketing from Columbia University.

Our board of directors has concluded that Mr. Gyenes should serve as a director as of the date of this proxy statement because he has significant experience in leadership roles at global technology companies, including as chief executive officer and board member. In addition, our board of directors values Mr. Gyenes’ current and prior service as a member of the board of directors of several publicly-traded and privately-held companies and believes that his extensive experience with strategic transactions and corporate governance will provide a tremendous benefit to the Company.

Susan Tierney, Ph.D. has served as a director since February 2010. Since July 2003, Dr. Tierney has served as a Managing Principal of Analysis Group, Inc., an economic, financial and business strategy consulting firm, where she specializes in energy industry issues. Prior to joining Analysis Group, Inc., Dr. Tierney served as Senior Vice President of Lexecon, Inc. (formerly The Economics Resource Group, Inc.), an economic and strategy consulting company, from November 1995 to July 2003. From September 2008 to August 2011, Dr. Tierney served as a director of Evergreen Solar, Inc., a company formerly listed on The NASDAQ Global Market, that develops, manufactures and markets solar power products. From June 2007 until November 2009, Dr. Tierney served as a director of Renegy Holdings, Inc., a biomass-to-electricity company that is the successor to Catalytica Energy Systems, Inc., where she had served as a director since December 2001. Dr. Tierney serves as a director of the World Resources Institute, Clean Air Task Force, Clean Air-Cool Planet, and the Alliance to Save Energy. From 2002 until 2004, she served as chairperson of the board for the Electricity Innovation Institute (a subsidiary of the Electric Power Research Institute, Inc., or EPRI), and she was a director of EPRI from 1998 to 2003 and from 2005 to 2006. From 1993 to 1995, she served as Assistant Secretary for Policy at the U.S. Department of Energy. Prior to her service at the U.S. Department of Energy, she held various positions in energy and environmental departments in the Commonwealth of Massachusetts from 1982 to 1993, including Secretary for Environmental Affairs and Commissioner of the Department of Public Utilities. She was an assistant professor at the University of California, Irvine from 1978 to 1982. Dr. Tierney received her Ph.D. and Master of Arts in Regional Planning and Public Policy from Cornell University and her Bachelor of Arts from Scripps College.

Our board of directors has concluded that Dr. Tierney should serve as a director as of the date of this proxy statement because she brings to the board a wealth of complex energy industry expertise in both the public and private sector, specifically with respect to energy policy matters. Dr. Tierney also has unique and valuable insight into the challenges and strategies relevant to the energy industry as a whole, and to EnerNOC in particular, a deep understanding of the demand response industry, business acumen and significant analytical skills from years of experience as a consultant. In addition, her service on another public company board provides her with valuable experience. Our board of directors values Dr. Tierney’s extensive energy industry expertise.

CORPORATE GOVERNANCE AND BOARD MATTERS

General

We believe that good corporate governance is important to ensure that EnerNOC is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our current committee charters, policy on security holder communications with directors and corporate code of conduct and ethics described below are available in the “Investors” section of our website located at www.enernoc.com. Alternatively, you can request a copy of any of these documents by writing to: Investor Relations, c/o EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, Massachusetts 02110.

Board Determination of Independence

Our board of directors has determined that none of James Baum, Arthur Coviello, Richard Dieter, TJ Glauthier, Peter Gyenes or Susan Tierney, or any of their respective family members, has a relationship with the Company, its senior management or its independent registered public accounting firm which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the listing rules of The NASDAQ Stock Market LLC, or NASDAQ. In making this determination, our board of directors considered relationships that each non-employee director has with the Company, their beneficial ownership of our outstanding common stock and all other facts and circumstances our board of directors deemed relevant in determining their independence. The Company determined that Timothy Healy and David Brewster are not “independent directors” as defined under NASDAQ rules due to their employment with the Company.

The independent directors have selected Mr. Coviello to serve as our lead independent director.

Executive Sessions of Independent Directors

Executive sessions of our independent directors are generally held following each regularly scheduled in-person meeting of the board of directors. Executive sessions do not include any of our non-independent directors. The independent directors of the board of directors, except for Messrs. Baum and Gyenes who were elected to our board of directors in April 2013, met in executive session six times during the fiscal year ended December 31, 2012, which we refer to as fiscal 2012.

Board Meetings and Attendance

The board of directors, with the exception of Messrs. Baum and Gyenes who were elected to our board of directors in April 2013, met thirteen times during fiscal 2012, either in person or by teleconference. Each director who served as a director during fiscal 2012 attended at least 75% of the aggregate of: (1) the total number of board meetings held during the period of fiscal 2012 that he or she served as a director and (2) the total number of meetings held by all board committees during the period of fiscal 2012 that he or she served as a member of such committees.

The board of directors has adopted a policy under which each member of the board of directors is encouraged to attend each annual meeting of our stockholders. All of our then-current directors attended our 2012 annual meeting of stockholders.

Committees of the Board of Directors

The board of directors has the following standing committees: audit committee, compensation committee, nominating and governance committee, and mergers and acquisitions committee, each of which operates pursuant to a separate charter that has been approved by the board of directors. Each committee reviews the appropriateness of its charter at least annually and holds executive sessions as it deems appropriate. Each committee retains the authority to engage its own advisors and consultants. The composition and responsibilities of each committee are summarized below.

Our board of directors has determined that all of the members of each of our board of directors’ four standing committees are independent as defined under the NASDAQ rules, including, in the case of all members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities and Exchange Act of 1934, as amended, or the Exchange Act, and are qualified to serve as directors.

Audit Committee.    As described more fully in its charter, the audit committee has the authority to retain and terminate the services of our independent registered public accounting firm, review annual financial statements, consider matters relating to accounting policy and internal controls, and review the scope of annual audits. Specifically, in fulfilling its role, the audit committee’s responsibilities include:

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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discussing with management our major financial and operational risks and exposures and the steps management has taken or will take to monitor and control such risks and exposures, including our policies with respect to risk assessment and risk management;

•	pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing and approving all related person transactions; and

•	establishing policies and procedures for the receipt and retention of accounting related complaints and concerns.

The members of the audit committee are Messrs. Coviello, Dieter and Glauthier. The board of directors has elected Mr. Dieter as the chairman of the audit committee and has determined that, based on Mr. Dieter’s significant experience and background in the practice of public accounting, he qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K. The audit committee met twelve times during fiscal 2012, either in person or by teleconference.

Compensation Committee.    Our compensation committee reviews and makes recommendations to our board of directors regarding our compensation policies, practices and procedures to ensure that the legal and fiduciary responsibilities of the board of directors are carried out and that such policies, practices and procedures contribute to our success. Specifically, the compensation committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

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evaluating the performance of our chief executive officer in light of such corporate goals and objectives and recommending to the independent members of the board of directors the compensation of our chief executive officer;

•	annually reviewing and making recommendations to our board of directors with respect to the compensation of our directors and executive officers;

•	overseeing and administering our equity-based compensation and incentive plans;

•	approving and overseeing reimbursement policies for directors, executive officers and key employees;

•	recommending to the board of directors that our stockholders approve, on an advisory basis, the compensation of our named executives, as disclosed in our proxy statements;

•	recommending to the board of directors the frequency of holding a vote on the compensation of our named executives;

•	reviewing and recommending the Compensation Discussion and Analysis for inclusion in our proxy statements;

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reviewing all compensation policies and practices for all of our employees to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on our business; and

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reviewing and considering each of the factors set forth in Rule 10C-1(b)(4) under the Exchange Act and NASDAQ Marketplace Rule 5605(d)(3) pertaining to the independence of any compensation consultants retained by the compensation committee or management to advise on executive officer or director compensation, and determining whether any conflict of interest exists that would prevent the consultant from independently representing the compensation committee or management.

The compensation committee may delegate authority to one or more subcommittees as it deems appropriate. The compensation committee has delegated to Timothy Healy, our chairman and chief executive officer, the authority to grant equity awards under our 2007 Stock Plan to our non-executive employees and our consultants, based on an aggregate number of equity awards, and subject to certain other limitations, as previously approved by our board of directors.

In January 2012, our compensation committee engaged Connell & Partners, or Connell, an independent compensation consulting firm, to conduct an annual review and analysis of our executive officer and director compensation programs and long-term incentive plan for our executive officers and directors. In connection with this review, Connell provided a comprehensive report consisting of market data and analysis in making compensation recommendations, as more fully described below under the heading “Compensation Discussion and Analysis.” The processes and procedures followed by our compensation committee in considering and determining executive and director compensation for fiscal 2012 are also described below under the heading “Compensation Discussion and Analysis.” We expect that our compensation committee will continue to periodically engage Connell or another independent executive compensation consultant to provide advice and resources to our compensation committee.

The members of the compensation committee are Messrs. Coviello, Dieter and Glauthier. Mr. Glauthier serves as the chairman of the compensation committee. The compensation committee met five times during fiscal 2012, either in person or by teleconference. During fiscal 2012, each member of the compensation committee was a “non-employee director,” as defined under applicable SEC rules and regulations.

Nominating and Governance Committee.    The nominating and governance committee’s role is to make recommendations to the board of directors as to the size and composition of the board of directors and its committees, and to evaluate and make recommendations as to potential candidates. Specifically, the nominating and governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating director candidates, including nominees recommended by stockholders;

•	identifying individuals qualified to become board members;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

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annually reviewing, for each of our directors and nominees, the particular experience, qualifications, attributes or skills that contribute to the conclusion of the board of directors that the person should serve or continue to serve as a director, as well as how the directors’ skills and backgrounds enable them to function well together as a board;

•	developing and recommending to the board of directors a corporate code of conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of the board of directors and management.

The nominating and governance committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the nominating and governance committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of the stockholders.

The members of the nominating and governance committee are Mr. Glauthier and Dr. Tierney. Dr. Tierney serves as the chairperson of the nominating and governance committee. Dr. Tierney’s term as a Class III director will expire on the date of our 2013 annual meeting and, therefore, effective as of such date, Dr. Tierney will no longer be a member of our board of directors or nominating and governance committee. The nominating and governance committee met two times during fiscal 2012, either in person or by teleconference.

Mergers and Acquisitions Committee.    The mergers and acquisitions committee is responsible for overseeing matters relating to potential mergers, acquisitions, strategic investments and divestitures. Specifically, the mergers and acquisitions committee’s responsibilities include:

•	reviewing, and providing guidance to management and the board of directors with respect to, the Company’s acquisition, investment and divestiture strategies;

•	assisting management and the board of directors with the identification of acquisition, investment and divestiture opportunities;

•	advising management and overseeing the board of directors’ due diligence process with respect to proposed acquisitions, investments and divestitures;

•	reviewing acquisition, investment and divestiture candidates with management, when and as appropriate;

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considering proposed acquisitions, investments or divestitures involving a total purchase price as estimated by management not in excess of $10 million, whether in cash or stock, and, if applicable, approving such transactions on behalf of the board of directors and providing a summary to the board of directors of the activity and the rationale at the next quarterly meeting of the board of directors; provided, however, that the mergers and acquisitions committee has the discretion to require approval by the full board of directors for any acquisition;

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considering and making recommendations to the full board of directors as to proposed acquisitions, investments or divestitures involving a total purchase price as estimated by management in excess of $10 million;

•	providing reports to the board of directors of its meetings and activities on a regular basis; and

•	reviewing and assessing the adequacy of its charter annually and recommending any modifications to the charter, if and when appropriate, to the board of directors for its approval.

The members of the mergers and acquisitions committee are Messrs. Coviello and Dieter. Mr. Coviello serves as the chairman of the mergers and acquisitions committee. The mergers and acquisitions committee did not meet during fiscal 2012, either in person or by teleconference.

Procedures for Recommending Nominees for Our Board of Directors

The process followed by our nominating and governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the nominating and governance committee and the board of directors.

In considering whether to recommend any particular candidate for inclusion in the board of directors’ slate of recommended director nominees, our nominating and governance committee applies the criteria identified in the nominating and governance committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, diversity, absence of conflicts of interest and the ability to act in the interests of all stockholders. The nominating and governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our board of directors believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

If a stockholder wishes simply to recommend a candidate for consideration as a nominee by the nominating and governance committee, it should submit the recommendation to the nominating and governance committee in writing, by mail, courier or personal delivery. A recommendation for a nominee must be accompanied by the following information concerning the recommending stockholder:

•	name, address and telephone number of the recommending stockholder;

•	number of EnerNOC shares owned by the recommending stockholder and the time period for which such shares have been held;

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if the recommending stockholder is not a stockholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder and a statement from the recommending stockholder of the length of time that the shares have been held. Alternatively, the stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC reflecting the holdings of the stockholder, together with a statement of the length of time that the shares have been held; and

•	a statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of our next annual meeting of stockholders.

The recommendation must also be accompanied by the following information concerning the recommended nominee:

•	the information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act;

•	a description of all relationships between the recommended nominee and the recommending stockholder, including any agreements or understandings regarding the recommended nomination;

•	a description of all relationships between the recommended nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding EnerNOC; and

•	the contact information of the recommended nominee.

The recommending stockholder must also furnish a statement supporting a view that the recommended nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the recommended nominee would be expected to make to the board of directors and to the governance of EnerNOC and must state whether, in its view, the recommended nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of EnerNOC. The recommendation must also be accompanied by the written consent of the recommended nominee (i) to be considered by the nominating and governance committee and interviewed if the committee chooses to do so in its discretion, and (ii) if nominated and elected, to serve as a director.

For all potential candidates, the nominating and governance committee may consider all factors it deems relevant, including the following threshold criteria:

•	candidates should possess the highest personal and professional standards of integrity and ethical values;

•	candidates must be committed to promoting and enhancing the long-term value of EnerNOC for its stockholders;

•	candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of EnerNOC;

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candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

•	candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role;

•	candidates must have a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and energy industry experience; and

•	candidates must have, and be prepared to devote, adequate time to the board of directors and its committees.

Our nominating and governance committee will consider only one recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least five percent of our common stock for at least one year.

Additional requirements regarding recommending a candidate for consideration as a nominee and minimum qualifications for candidates for nomination are set forth in our Nominating and Governance Committee Charter, available at http://investor.enernoc.com/governance.cfm.

Compensation Committee Interlocks and Insider Participation

The members of the compensation committee are Messrs. Coviello, Dieter and Glauthier. No member of the compensation committee was at any time during fiscal 2012 an officer or employee of EnerNOC (or any of its subsidiaries), or was formerly an officer of EnerNOC (or any of its subsidiaries). During fiscal 2012, no executive officer of EnerNOC served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee of EnerNOC; (ii) a director of another entity, one of whose executive officers served on the compensation committee of EnerNOC; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of EnerNOC.

Board Leadership Structure

Our board of directors is currently chaired by our chief executive officer. Our board of directors has also appointed Mr. Coviello as our lead independent director.

The positions of chairman of the board and chief executive officer of the Company have historically been combined, and Mr. Healy currently holds both positions. We currently believe that it is advantageous to have a chairman with an extensive history with and knowledge of the Company, as is the case with our chief executive officer who is also a founder of EnerNOC, as compared to a comparatively less informed independent chairman. We also believe this board leadership structure is currently appropriate because of the efficiencies achieved in having the role of chief executive officer and chairman combined, and because the detailed knowledge of our day-to-day operations and business that the chief executive officer possesses greatly enhances the decision making processes of the board of directors as a whole. We have a strong governance structure in place, including independent directors, to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with NASDAQ listing requirements, the independent directors regularly have the opportunity to meet without Mr. Healy in attendance, as discussed more fully above under “Executive Sessions of Independent Directors.”

Our board of directors appointed Mr. Coviello as the lead independent director to help reinforce the independence of the board of directors as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined chief executive officer/chairman of the board. The lead independent director is empowered to, among other duties and responsibilities, preside over board meetings in the absence of the chairman of the board, preside over and establish the agendas for meetings of the independent directors, act as liaison between the chair and the independent directors, and, as appropriate upon request, act as a liaison to stockholders. In addition, it is the responsibility of the lead independent director to coordinate between the board of directors and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, we believe that the lead independent director can help ensure the effective independent functioning of the board of directors in its oversight responsibilities. In addition, we believe that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the chairman of the board, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of the chief executive officer’s extensive history with and knowledge of the Company, and because the lead independent director is empowered to play a significant role in the board of directors’ leadership and in reinforcing the independence of the board of directors, we currently believe that it is advantageous for the Company to combine the positions of chief executive officer and chairman.

Our Board of Directors’ Role in Risk Oversight

Management is responsible for managing the risks that we face. The board of directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of the full board of directors in reviewing our strategic objectives and plans is a key part of our board of directors’ assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks we face and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our board of directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

While the board of directors has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the board of directors and the lead independent director assist it in fulfilling that responsibility. The audit committee assists the board of directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee assists the board of directors in its oversight of the evaluation and management of risks related to our compensation policies and practices. In addition, the lead independent director assists in the determination and implementation of responses to any problematic risk management issues and helps ensure the effective independent functioning of the board of directors in its oversight responsibilities.

Diversity

Our nominating and governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating and governance committee will consider issues of diversity among the members of the board of directors in identifying and considering nominees for director, and will strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and energy industry experience on the board of directors and its committees.

Communicating with the Board of Directors

Our board of directors encourages open, frank and candid communications with our stockholders to the extent permissible under our internal policies and applicable laws and regulations. Our board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The chairman of our audit committee, with the assistance of our general counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (617) 224-9900. However, any stockholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to the board of directors at Attn: Security Holder Communications, Board of Directors, EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, Massachusetts 02110. Communications should not exceed 500 words in length and must be accompanied by the following information:

•	a statement of the type and amount of the securities of EnerNOC that the person holds;

•	any special interest, meaning an interest not in the capacity as a stockholder of EnerNOC, that the person has in the subject matter of the communication; and

•	the address, telephone number and e-mail address, if any, of the person submitting the communication.

Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. The following types of communications are not appropriate for delivery to directors under these procedures:

•

communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of ours, such as employees, members of the communities in which we operate our businesses, customers and suppliers, generally;

•	communications that advocate engaging in illegal activities;

•	communications that, under community standards, contain offensive, scurrilous or abusive content; and

•	communications that have no rational relevance to our business or operations.

Corporate Code of Conduct and Ethics

We have adopted a “code of ethics,” as defined by regulations promulgated under the Securities Act and the Exchange Act that applies to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of our corporate code of conduct and ethics is available in the “Investors” section of our website at www.enernoc.com. A copy of the corporate code of conduct and ethics may also be obtained, free of charge, from us upon a written request directed to: Investor Relations, c/o EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, Massachusetts 02110. We intend to disclose any amendment to or waiver of a provision of the corporate code of conduct and ethics that applies to our directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website available at www.enernoc.com.

For more corporate governance information, you are invited to access the “Investors” section of our website available at www.enernoc.com.

Majority Vote Policy

It is the policy of EnerNOC that any nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall submit his or her offer of resignation for consideration by our nominating and governance committee. The nominating and governance committee will consider all of the relevant facts and circumstances and recommend to our board of directors the action to be taken with respect to such offer of resignation. Our board of directors will then act on the nominating and governance committee’s recommendation. Promptly following the board of directors’ decision, we will disclose that decision and an explanation of such decision in a filing with the SEC or a press release.

INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Overview

We have prepared the following Compensation Discussion and Analysis to provide you with information that we believe is necessary to understand our executive compensation policies and decisions as they relate to the compensation for fiscal 2012 of our chief executive officer and other executive officers included in the Summary Compensation Table on page 38. The chief executive officer and these other executive officers are referred to in this proxy statement as our “named executives.” We also describe actions regarding compensation taken before or after fiscal 2012 when it enhances the understanding of our executive compensation program.

Executive Summary

The compensation committee believes that our executive compensation program is appropriately designed, reasonable and responsible in that it both encourages our named executives to work for our long-term prosperity and reflects a pay-for-performance philosophy, without encouraging our employees to assume excessive risks.

The highlights of our company performance for fiscal 2012 and for the year ending December 31, 2013, or fiscal 2013, prior to the filing of this proxy statement, include:

•	we increased our cash and cash equivalents to $115.0 million as of December 31, 2012 from $87.3 million as of December 31, 2011[1];

•	we grew our EfficiencySMART, SupplySMART and other revenues by 20% year-over-year, to $33 million as of December 31, 2012;

•

with respect to DemandSMART, we ended fiscal 2012 with 5,900 commercial, institutional, and industrial customers; 13,700 commercial, institutional, and industrial sites; 10,300 irrigation load control devices; approximately 8,600 megawatts under management; and between 24,000–27,000 megawatts of peak load under management, of which 30%–35% was curtailable; and

•

we signed several new contracts with utility customers, including a contract with each of Pacific Gas and Electric Company and Southern California Edison to provide an aggregate of over 200 megawatts of demand response capacity through December 31, 2014 and a contract with PacifiCorp to provide approximately 185 megawatts of demand response capacity over a ten-year period.

The highlights of our executive compensation program for fiscal 2012 and fiscal 2013 prior to the filing of this proxy statement, include:

•

in line with our pay-for-performance philosophy, we offer reasonable employment agreements that do not contain multi-year guarantees for salary increases, non-performance-based guaranteed bonuses or equity compensation;

•

in fiscal 2012, variable performance-based compensation accounted for approximately 81% of the total compensation for our chief executive officer and an average of 71% for our other named executives, other than Mr. Weller who was not an executive officer as of the end of fiscal 2012. We consider annual performance-based bonus awards and long-term equity incentive awards performance-based because the economic value of these awards is directly dependent upon either the achievement of

[1]	All financial results of EnerNOC included in this proxy statement are presented in accordance with GAAP. For additional information regarding our financial results, please see our 2012 Form 10-K, including Management’s Discussion and Analysis of Financial Condition and Results of Operations.

corporate performance goals or the long-term creation of value for our stockholders through stock price appreciation;

•

in order to provide long-term incentives for our named executives to continue their employment with us, equity awards generally vest over four years and all equity awards granted in fiscal 2012 only vest if predetermined corporate performance objectives are achieved;

•

beginning in fiscal 2012, our compensation committee eliminated the individual performance objectives as a component of annual performance-based bonus awards and instead shifted to annual performance-based awards based entirely on predetermined corporate performance objectives;

•	our chief executive officer, Mr. Healy, beneficially owned 4.3% of our common stock as of March 31, 2013, which significantly aligns his interests with those of our stockholders;

•

for fiscal 2012 and fiscal 2013, our compensation committee required that at least 25% of the annual performance-based bonus awards, if any, payable to our executive officers be paid in shares of our common stock rather than cash, in order to further enhance the link between the creation of stockholder value and short-term or mid-term executive incentive compensation and serve as even greater retention and incentive tools as described below under “2012/2013 Executive Bonus Plans;”

•

the change of control cash benefits for certain of our named executives are structured on a double-trigger rather than a single-trigger basis (meaning that such benefits following a change of control are limited to situations involving an involuntary termination of employment); and

•	we do not provide any tax gross-up benefits for excise taxes associated with change of control compensation, or otherwise.

Executive Compensation Program Objectives and Philosophy

Our compensation program is designed to attract and retain qualified and talented executives, motivating them to achieve our business goals and rewarding them for superior short- and long-term performance. In particular, our compensation program is generally intended to reward the achievement of specified, predetermined corporate performance objectives and to align our executives’ interests with those of our stockholders in order to attain the ultimate objective of increasing stockholder value.

In determining our executive officer compensation, we consider a peer group of companies compiled by an independent executive compensation consultant, who is engaged from time to time by our compensation committee to assist our compensation committee in its review of our compensation program, which we refer to as the Connell peer group. The Connell peer group is collectively reviewed on a periodic basis by our independent executive compensation consultant, compensation committee and certain members of our management. We refer to both the data derived from the Connell peer group and, where there is a lack of sufficient peer company data for an executive officer’s position, then additional compensation data derived from a composite of published executive compensation surveys, as the market consensus, with respect to the Connell analysis presented to our compensation committee in January 2012, and the 2013 Connell report, with respect to the Connell analysis presented to our compensation committee in February 2013.

The compensation committee has approved a general compensation philosophy which is intended to bring base salary amounts for our named executives in line with approximately the 50th percentile of the market consensus. Our compensation committee has also approved a general compensation philosophy which is intended to bring annual performance-based bonus amounts and long-term incentive compensation for our named executives in line with approximately the 75th percentile of the market consensus. The compensation committee believes that these percentiles are in line with investor expectations and that having a higher percentile for performance-based compensation will motivate management to work for our long-term prosperity. However, the compensation committee does not always set compensation to meet specific percentiles. In addition to these percentiles, in any given year, when establishing the elements of executive compensation, the compensation committee may consider the breadth of responsibilities of each of our executive officers, each executive officer’s historical and anticipated contribution to our performance, our performance, operating budget and expected financial constraints, the need to motivate executive officers to address particular business challenges that are unique to any given year, the independent judgment of our compensation committee and a review of a named executive’s current total compensation. The relative weight, if any, given to each of these factors varies with each individual named executive and with respect to each element of compensation at the sole discretion of the compensation committee.

Peer Group

Connell compiled for us compensation data in 2012 for a peer group of publicly-traded clean technology companies, power generation companies, and technology and software services companies, which we refer to as the 2012 Connell peer group. The 2012 Connell peer group was different from the peer group that we used in evaluating our named executive compensation components for the year ended December 31, 2011, or the 2011 Connell peer group. Specifically, the 2012 Connell peer group was updated in order to exclude those companies from the 2011 Connell peer group that no longer fit the criteria that we determined should be utilized in developing the 2012 Connell peer group, particularly due a change in industry, revenue and market capitalization of those companies.

The companies comprising the 2012 Connell peer group, were:

•	A123 Systems, Inc.

•	Advanced Energy Industries, Inc.

•	Ameresco, Inc.

•	American Superconductor Corp.

•	Badger Meter, Inc.

•	Comverge, Inc.

•	Constant Contact, Inc.

•	EasyLink Services International Corp.

•	Echelon Corp.
•	ESCO Technologies, Inc.

•	GT Advanced Technologies, Inc.

•	Maxwell Technologies, Inc.

•	NetScout Systems, Inc.

•	Openwave Systems, Inc.

•	RightNow Technologies, Inc.

•	STR Holdings, Inc.

•	TeleCommunication Systems, Inc.

•	Virtusa Corp.

The 2012 Connell peer group was selected in November 2011. The companies in the 2012 Connell peer group had revenues between $97 million to $899 million as of the most recently completed fiscal year and market capitalizations between $44 million and $1.2 billion as of October 20, 2011. When the 2012 Connell peer group was selected, our revenue as of the most recently completed fiscal year was in the 55th percentile of the fiscal year revenues of the 2012 Connell peer group and our market capitalization as of October 20, 2011 was in the 27th percentile of the market capitalizations of the 2012 Connell peer group.

Although our compensation committee considered the 2012 Connell peer group, the compensation committee ultimately elected to place less emphasis on the 2012 Connell peer group in making executive compensation recommendations to the board of directors and determined that, except with respect to 2012 equity grants, the 2012 Connell peer group data should not be a material driver for determining executive compensation. This decision was due primarily to the evolution of our business within the technology sector and the conclusion that a “clean-tech” based peer group no longer aligned with the business and financial criteria that best represented our industry and market for executive talent. Although the 2012 Connell peer group was factored into the discussion regarding executive compensation, the 2012 Connell peer group was deemphasized and, except with respect to 2012 equity grants, largely not considered to be indicative of our compensation practices or philosophy. For 2012, our compensation committee did not set base salary or annual performance-based bonus award compensation components to meet specific benchmarks, such as targeting salaries “at the 50th percentile” or equity compensation “at the 75th percentile.” Our compensation committee reviewed the peer data as a reference point in determining whether the total compensation opportunity was likely to provide sufficient motivation and retention as well as whether it properly reflected the executive officer’s role and scope of responsibilities and also based in part on our performance during the fiscal year ended December 31, 2011, or fiscal 2011, and the other factors discussed above under the section titled “Executive Compensation Program Objectives and Philosophy.” Our compensation committee targeted 2012 equity grants at specific benchmarks as described below under “2012 Equity Grants.” In February 2012, based upon the recommendations of the compensation committee, our board of directors approved (i) the annual base salaries of each of our named executives, (ii) the targets for 2012 performance-based bonus amounts applicable to our named executives, and (iii) long-term equity incentive awards issued to our named executives.

Elements of Compensation

The primary elements of our executive compensation program are:

•	base salary;

•	annual performance-based bonus awards;

•	long-term equity incentive awards, including stock options, restricted stock awards and restricted stock unit awards, which are generally subject to four-year vesting schedules;

•

other benefits, such as contributions to medical and dental insurance, life and disability insurance and a 401(k) plan to which the Company began making discretionary and matching contributions in early 2013; and

•	severance and change of control payments.

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation. Instead, our compensation committee, after reviewing the market consensus data, subjectively recommends to our board of directors what it believes to be an appropriate level and mix of various compensation components to achieve the compensation objectives described above. In determining total compensation, we try to balance short-term cash compensation and long-term equity by offering reasonable base salaries and opportunities for growth through our equity incentive awards. However, because we believe it is important to our success to aggressively pursue long-term goals, to avoid excessive risk taking, and to preserve our cash resources, a significant portion of our named executives’ total compensation is comprised of performance-based bonus awards and long-term equity awards which align the named executives’ incentives with the interests of our stockholders.

Determining and Setting Executive Compensation

Utilizing the philosophy outlined above, our compensation committee reviews and recommends to our board of directors the structure of our executive compensation program, including appropriate target levels and performance measures, and administers our executive compensation program. This section discusses, in greater detail, the processes and procedures for the consideration and determination of executive compensation that were in effect for fiscal 2012 and any material changes made after the end of fiscal 2012.

Role of Our Executive Officers

Our executive officers, including our chief executive officer and our president, do not have a role in the decision-making process with respect to any compensation or long-term equity incentive awards granted to our named executives. However, our executive officers who are also members of the board of directors may participate in discussions regarding executive compensation or make recommendations to our compensation committee or the independent members of our board of directors. Any such executive officer who is also a director does not make decisions regarding executive compensation and does not play any role in the discussions or otherwise in the determination of his own compensation.

Role of Our Compensation Committee and Board of Directors

Our board of directors appoints the members of its compensation committee and delegates to the compensation committee the direct responsibility for overseeing the design and administration of our executive officer and director compensation programs. The compensation committee is composed entirely of independent directors, as defined by Rule 5605(a)(2) of the NASDAQ listing standards. The goal of our compensation committee is to ensure that our compensation program is aligned with our business goals and objectives and that the total compensation paid to each of our executive officers is fair, reasonable and competitive. Our compensation committee periodically reviews and makes recommendations to our board of directors with respect to overall executive compensation determinations, including determinations regarding the compensation of our chief executive officer, as described below. Our compensation committee also reviews and makes recommendations to our board of directors regarding any long-term equity incentive awards granted to our executive officers, including our chief executive officer and our president.

For fiscal 2012, after taking into account the relevant target percentiles upon which our compensation philosophy is based and the achievement of our predetermined corporate performance objectives for fiscal 2012, the compensation committee made recommendations to our board of directors, who ultimately approved annual performance-based bonus targets and awards for each of our named executives, including our chief executive officer and our president.

The independent (as defined under the NASDAQ listing standards) members of our board of directors consider and have final approval over the recommendations of the compensation committee regarding the compensation of our named executives, including our chief executive officer and our president. References to our board of directors in this Compensation Discussion and Analysis with respect to making decisions regarding executive compensation refer to our independent directors acting in executive session. Our non-independent directors do not make decisions regarding executive officer compensation, although they may participate in discussions or make recommendations to our independent directors.

Role of Our Independent Compensation Consultant

In January 2012, our compensation committee engaged Connell, an independent compensation consulting firm, to conduct an annual review and analysis of our executive officer and director compensation programs and long-term incentive plan for our executive officers and directors. In connection with this review, Connell provided a comprehensive report consisting of market data and analysis in making compensation recommendations, as more fully described in this Compensation Discussion and Analysis.

Our compensation committee has analyzed whether the work of Connell as a compensation consultant has raised any conflict of interest, taking into consideration applicable independence factors under SEC rules. Based on these factors, our compensation committee determined that there were no conflicts of interest with respect to Connell providing services to our compensation committee.

Advisory Vote on Executive Compensation

At the 2011 annual meeting, our stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement for that meeting pursuant to the compensation disclosure rules of the SEC. The compensation committee reviewed the final vote results for the proposal, and, given the significant level of stockholder support (over 88% of total votes cast), concluded that our compensation program continues to provide a competitive pay-for-performance package that effectively incentivizes our named executives and encourages long-term retention. Accordingly, the compensation committee determined not to make any significant changes to the executive compensation policies or decisions as a result of that vote. Our compensation committee will continue to consider the outcome of our say-on-pay votes and our stockholder views when making future compensation decisions for our named executives. As previously disclosed, our board of directors decided that we will include a stockholder advisory vote on the compensation of our named executive officers in our future proxy materials on a triennial basis until the next required vote on the frequency of future advisory votes on the compensation of our named executive officers, which will occur no later than our annual meeting of stockholders in 2017, or until our board of directors otherwise determines a different frequency for such stockholder advisory votes.

Base Salary

Overview

Base salary is used to compensate our executive officers based on: experience associated with the position, level of responsibility, skills, knowledge, base salary level in prior years, contributions in prior years, and recommendations made by our independent executive compensation consultant. The compensation committee does not assign relative weights or rankings to these factors, but instead makes a subjective determination based upon the consideration of all of these factors.

We typically set base salaries for our named executives in our offer letter to the named executive at the outset of employment, except in the case of our chief executive officer and our president, both of whom entered into employment agreements with the Company at the outset of their employment, which have subsequently been amended. None of our named executives are currently party to an employment agreement that provides for automatic or scheduled increases in base salary. However, from time to time in the discretion of our board of directors, following recommendations of our compensation committee and consistent with our executive compensation program objectives, we evaluate our named executives’ base salaries, together with other components of compensation, for adjustment based on our assessment of their performance and compensation trends in our industry.

In February 2012, our compensation committee recommended to our board of directors no increases to the base salaries of our named executives because of our stock price performance during fiscal 2011. Although our compensation committee reviewed the market consensus data, it determined that it was appropriate to maintain the base salaries of all of our named executives at levels consistent with fiscal 2011.

2013 Base Salary Increase

In February 2013, our compensation committee, after factoring in the results of the 2013 Connell report, recommended to our board of directors, and our board approved, an increase in Messrs. Healy’s, Brewster’s, Samuels’, Dixon’s and Bligh’s base salaries from $410,000, $355,000, $330,000, $265,000 and $230,000 to $600,000, $525,000, $400,000, $325,000 and $240,000, respectively. In making its recommendation to the board, the compensation committee recognized that certain of our named executives had not received significant base salary increases in several years and determined that it was necessary to increase the base salaries of our named executives in order to provide them with a level of base salary that is commensurate with the technology companies with whom we compete for executive talent.

2013 Salary-for-Equity Program

Consistent with a similar program offered to all non-executive employees of the Company in late 2011, in early 2013 certain members of senior management, including all executive officers and named executives, were eligible to participate in a program offered by the Company, pursuant to which senior management could elect to receive the value of a designated portion of their 2013 base salaries in restricted shares of our common stock. We refer to this program as the 2013 salary-for-equity program. These shares of restricted stock were awarded under the 2007 Stock Plan with a grant date effective as of the closing date of the 2013 salary-for-equity program, or January 10, 2013, and vest over a one-year period at a rate of one-third of the shares on May 1, 2013, September 1, 2013 and January 1, 2014, respectively. Mr. Dixon was the only named executive who elected to participate in the 2013 salary-for-equity program and he was granted 20,338 shares of restricted stock in exchange for substantially all of his 2013 base salary. The compensation committee believed that the 2013 salary-for-equity program and the similar program offered to all non-executive employees in late 2011 would serve to enhance the link between the creation of stockholder value and short-term to mid-term employee incentive compensation.

Annual Performance-Based Bonus Awards

Overview

Currently, all employees, including named executives, are eligible for annual performance-based bonus awards. We provide this opportunity as a way to attract and retain highly skilled and experienced employees and to motivate them to achieve certain performance objectives. The compensation committee recommends to our board of directors, and our board of directors approves, the specific amount of annual performance-based bonuses to be awarded to our named executives, including our chief executive officer and our president, based solely on the achievement of certain predetermined corporate performance objectives. We believe achievement of any predetermined corporate performance objectives will improve short-term operational financial results and long-term growth and stockholder value consistent with the interests of our stockholders. Annual performance-based bonus awards are generally determined in February or March of each year following the fiscal year of performance as a means to reward annual performance.

As a public company, if we are required to restate our financial results due to material noncompliance with any financial reporting requirements under the federal securities laws, as a result of misconduct, the chief executive officer and chief financial officer may be legally required to reimburse our company for certain bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002. Additionally, we intend to implement a Dodd-Frank Wall Street Reform and Consumer Protection Act compliant clawback policy as soon as the requirements of such clawbacks are more clearly defined by the SEC.

2012 Performance Objectives

At the beginning of fiscal 2012, our board of directors approved specific company-related performance objectives upon which the entire amount of the annual performance-based bonus awards of our named executives, including our chief executive officer and our president, for fiscal 2012 would be determined. The company-related performance objectives consisted of specified threshold levels of revenue, adjusted EBITDA and earnings per share targets applicable to fiscal 2012 and set forth in our 2012 budget, which we used to manage our day to day business. Our board of directors deemed these financial measurements as the best way to measure our corporate performance in fiscal 2012, and, if these measurements were achieved, that the likely result would be an increase in long-term stockholder value. The target levels established in our budget are sensitive financial information that, if publicly disclosed, could hinder our ability to effectively compete against our competitors, or put us at a significant competitive disadvantage in negotiations with third parties. The targets set forth in our budget were set at levels that represented an aggressive level of growth and financial performance with the intent that they would be difficult but achievable. While the Company’s bonus structure historically incorporated individual as well as corporate performance objectives, payout percentages on average over the past four years with respect to our historical corporate performance objectives (which are comparable to our 2012 corporate performance objectives) have been between approximately 84% and 123% of the named executive’s target bonus award opportunity. If the company-related performance objectives were not met, the compensation committee retained discretion to recommend less than 100% of the performance-based annual bonus award targets or to refrain from recommending any bonus and if such goals were exceeded, the compensation committee retained discretion to recommend amounts in excess of the bonus targets.

2012 Annual Performance-Based Bonus Award Targets

Annual performance-based bonus award targets, which are generally set in the first quarter of each fiscal year, are recommended by our compensation committee and approved by our board of directors as a percentage of each named executive’s base salary. In February 2012, the compensation committee recommended to the board of directors, and the board of directors approved, the performance-based target bonus amounts (as a percentage of base salary) for Messrs. Healy, Brewster, Samuels, Dixon and Bligh under the 2012 bonus plan, which were 100%, 75%, 75%, 115% and 40%, respectively, and were the same performance-based target bonus percentages approved for fiscal 2011. Although our compensation committee reviewed the market consensus data, it determined that it was appropriate to maintain the performance-based target bonus percentages of all of our named executives at levels consistent with fiscal 2011 and not increase such 2012 performance-based target bonus percentages because of our stock price performance during fiscal 2011.

2012/2013 Executive Bonus Plans

In February 2012, our compensation committee recommended to our board of directors, and our board of directors approved, our 2012 executive bonus plan, or the 2012 bonus plan, and our 2013 executive bonus plan, or the 2013 bonus plan. We refer to the 2012 bonus plan and the 2013 bonus plan collectively as the 2012/2013 bonus plans. Pursuant to the 2012/2013 bonus plans, the 2012 and 2013 annual performance-based bonus amounts for each named executive would be determined based upon our achievement of certain predetermined revenue, adjusted EBITDA and earnings per share targets applicable to 2012 and 2013, respectively, as set by the board of directors at the beginning of 2012, which we refer to as the targets. The corporate performance objectives approved by the board of directors for 2012 are described above under “2012 Performance Objectives.”

For each of our named executives other than our chief executive officer, 25% of each of the 2012 and 2013 bonus amount, if any, payable to each such named executive for performance in 2012 and 2013, respectively, would be paid in shares of our common stock, such percentage subject to increase to 100% at the election of the named executive, provided that such election was submitted prior to the close of The NASDAQ Global Market on February 27, 2012 for the 2012 bonus plan and February 29, 2012 for the 2013 bonus plan. 100% of the 2012 and 2013 bonus amount payable to our chief executive officer and chairman would be paid in shares of our common stock, pursuant to the terms of his employment agreement, as amended, with the Company. The common stock portions of each of the 2012 and 2013 bonus amount were granted as restricted stock awards under our 2007 Stock Plan on the third business day following our earnings release for the quarter and fiscal year ended December 31, 2011, or March 1, 2012, which we refer to as the grant date, and the number of shares of restricted stock awarded was based on each named executive’s target bonus amount and the closing price of our common stock on the grant date as reported on The NASDAQ Global Market. Should the named executive remain employed by the Company and upon achievement of the applicable corporate performance objectives, the restricted stock awards representing the common stock portions of each of the 2012 and 2013 bonus amount would vest in full upon certification of the achievement of the corporate performance objectives for such year by the compensation committee, which certification would be finalized between February 1st and March 15th of the relevant year.

The remainder of the 2012 and 2013 bonus amounts for the named executives who elected not to receive their entire 2012 and 2013 bonus amount in shares of common stock would be payable in cash subsequent to the compensation committee certification described above, except for our chief executive officer, who received his entire 2012 bonus amount in shares of our common stock in early 2013 and who will receive his entire 2013 bonus amount, if any, in shares of our common stock in early 2014 pursuant to the terms of his employment agreement, as amended.

The 2012/2013 bonus plans deviated from the 2011 executive bonus plan, or the 2011 bonus plan, in that each named executive had the option to receive all performance-based bonus amounts under the 2011 bonus plan in cash, with the exception of our chief executive officer who received 100% of his 2011 performance-based bonus amount in shares of our common stock. The compensation committee believed that incorporating equity in the form of restricted stock awards into the 2012/2013 bonus plans would serve to enhance the link between the creation of stockholder value and short-term to mid-term executive incentive compensation. Particularly in the event of appreciation in the value of our common stock after the date of grant of the restricted stock awards, such awards were intended to serve as even greater retention and incentive tools because the value of each named executive’s target bonus amount would increase in connection with such stock price appreciation, but only vest if the individual remained employed by the Company and upon achievement of the corporate performance objectives.

Modifications to 2013 Executive Bonus Plan and 2013 Bonus Award Targets

In February 2013, based on the recommendation of our compensation committee, our board of directors revised the performance-based target bonus amounts (as a percentage of base salary) for certain named executives in connection with any 2013 annual bonus amount paid to such named executives, and (iii) approved new corporate performance objectives for any bonus amounts in excess of the amounts previously approved for each named executive, which we refer to as the increased annual bonus amounts, under our 2013 bonus plan, which we refer to as the new performance targets, each as set forth below:

Name and Position	2012 Performance-Based Target Bonus Amount (% of Base Salary)	2013 Performance-Based Target Bonus Amount (% of Base Salary)
Timothy Healy	100%	85%
Chairman of the Board and Chief Executive Officer
David Brewster	75%	80%
President
David Samuels	75%	80%
Executive Vice President
Gregg Dixon	115%	115%
Senior Vice President of Marketing and Sales
Kevin Bligh	40%	40%
Chief Accounting Officer

The increased annual bonus amount for each named executive under the 2013 bonus plan will be determined based upon our achievement of the new performance targets. Should the named executive remain employed by the Company at the time the annual bonus amounts are payable under the 2013 bonus plan, the increased annual bonus amounts under the 2013 bonus plan will be payable in cash and/or shares of our common stock, based on the previous election of each named executive other than the chief executive officer, upon certification of the achievement of the new performance targets by the compensation committee, such certification to be finalized between February 1st and March 15th of 2014. Our chief executive officer will receive 100% of the available increased annual bonus amount in shares of common stock in early 2014, as provided by the terms of his employment agreement with the Company, as amended.

Amount of Annual Performance-Based Bonus Awards Earned in 2012

In February 2013, our compensation committee and our board of directors met to determine the bonus payments for fiscal 2012 performance. Representatives of Connell were also present at this meeting. The compensation committee reviewed the achievement of our 2012 corporate performance objectives in making its recommendation to our board of directors regarding the amount of annual performance-based bonus awards to be paid to our named executive for performance during fiscal 2012.

For fiscal 2012, the compensation committee determined that we achieved greater than 100% of our corporate performance objectives. After examining our financial and operating results, the compensation committee determined that the amounts of the annual performance-based bonus awards earned by Messrs. Healy, Brewster, Samuels, Bligh and Dixon for fiscal 2012 performance were as follows:

Name and Position(1)	2012 Performance-Based Bonus Amount(2)	2012 Performance-Based Bonus Amount (% of Base Salary)	2012 Performance-Based Target Bonus Amount (% of Base Salary)(3)
Timothy Healy	$475,000	116%	100%
Chairman of the Board and Chief Executive Officer
David Brewster	$310,000	87%	75%
President
David Samuels	$285,000	86%	75%
Executive Vice President
Gregg Dixon	$350,000	132%	115%
Senior Vice President of Marketing and Sales
Kevin Bligh	$110,000	48%	40%
Chief Accounting Officer

(1)	Because Mr. Weller’s service with us terminated in March 2012, he did not earn any performance-based bonus awards for fiscal 2012.

(2)	Each of Messrs. Healy, Brewster, Samuels, Dixon and Bligh received 100%, 50%, 25%, 100% and 25%, respectively, of his 2012 performance-based target bonus amount under the 2012 bonus plan in restricted shares of our common stock pursuant to the 2007 Stock Plan, which were granted on March 1, 2012. The performance-based restricted stock award became fully vested following certification by the compensation committee of the achievement of certain predetermined corporate performance objectives, which certification was finalized in February 2013. The remainder of each of Messrs. Brewster’s, Samuels’ and Bligh’s 2012 performance-based target bonus amount was paid in cash subsequent to the certification described in the preceding sentence. In addition, Messrs. Healy, Brewster, Samuels, Dixon and Bligh elected to receive 100%, 33%, 0%, 100% and 0%, respectively, of the excess of the 2012 performance-based bonus amounts above the 2012 performance-based target bonus amounts in fully vested shares of our common stock granted in February 2013 with the remainder of the excess for Messrs. Brewster, Samuels and Bligh paid in cash in March 2013.

(3)	The 2012 performance-based target bonus amounts (as a percentage of base salary) were approved by our board of directors in February 2012. For a more detailed discussion of these 2012 performance-based target bonus amounts, see the section above titled “2012 Annual Performance-Based Bonus Award Targets.”

Long-Term Equity Incentives

In General.    We provide the opportunity for our named executives to earn long-term equity incentive awards. Long-term equity incentive awards provide our executives with the incentive to continue their employment with us for longer periods of time, which in turn, provides us with greater stability. These awards are also less costly to us in the short-term than cash compensation. Historically, our long-term equity incentive program for our executives has consisted of grants of stock options, restricted stock awards and restricted stock unit awards. In fiscal 2012, our long-term equity incentive program for our executives consisted of restricted stock awards. Equity incentive awards are awarded based on various factors, including the market consensus, responsibilities of the individual executive officer, his past performance, anticipated future contributions, prior equity incentive grants, including the vesting schedule of such prior grants, and the executive’s total cash compensation. It is the intention of the compensation committee to award long-term equity incentives to executives on an annual basis, although more frequent awards may be made at the discretion of the compensation committee, such as in the case of promotions or newly-hired executives.

Stock Options.    We grant all stock options to our named executives at exercise prices equal to the fair market value of our common stock, which is defined under the 2007 Stock Plan as the closing price of our common stock on The NASDAQ Global Market on the date of grant. Stock option grants are generally subject to a four-year vesting schedule, as we believe that time-based vesting provisions reward longevity and the commitment of our named executives. Stock options provide a return to our named executive officers only if the market price of our common stock appreciates over the stock option term and only if the named executive officer remains with us through each applicable vesting date.

Restricted Stock and Restricted Stock Unit Awards.    The compensation committee believes that restricted stock and restricted stock unit awards serve as a long-term retention tool for our executive officers and are less dilutive than stock options since a lesser number of shares provide the same value as a greater number of stock options. The compensation committee also believes that restricted stock and restricted stock unit awards motivate our named executives to increase the value of our common stock. Our restricted stock awards granted to our named executives in fiscal 2012, which were issued under our 2007 Stock Plan, were made by our compensation committee based on the factors described below under “2012 Equity Grants.” Restricted stock and restricted stock unit awards are generally subject to a four-year vesting schedule, as we believe that these time-based vesting provisions align executive motivation with long-term achievement, as well as reward longevity and the commitment of our named executives.

2012 Equity Grants.    In February 2012, the compensation committee recommended that our board of directors grant restricted stock awards to all of our named executives, which would vest based on the achievement of corporate performance objectives and the named executives’ continued employment, in order to align our named executives’ ownership interests with the long-term interests of our stockholders and to provide an incentive for our named executives to continue their employment with the Company for a long period of time. The compensation committee believed that granting restricted stock to all of our named executives would help as a retention tool if our stock price decreased due to market conditions. In February 2012, our board of directors approved the following restricted stock awards recommended by the compensation committee: a restricted stock award for 108,000 and 54,000 shares to Messrs. Healy and Brewster, respectively, a restricted stock award for 46,000 shares to each of Messrs. Samuels and Dixon, and a restricted stock award for 14,000 shares to Mr. Bligh. The compensation committee considered the market consensus in making its restricted stock award recommendations to our board of directors in February 2012 and decided to maintain the named executives’ long-term incentive compensation at or near the 75th percentile of the market consensus, as discussed above under “Executive Compensation Program Objectives and Philosophy.” The restricted stock awards granted in February 2012 vest over a four-year period, at a rate of 25% following certification by our compensation committee of the achievement of certain predetermined corporate performance objectives, which certification was finalized in February 2013, and quarterly thereafter, subject to each named executive’s continued employment.

During fiscal 2012, all of our named executives were granted short-term equity incentive awards pursuant to the 2012/2013 bonus plans, as described above in the section titled “2012/2013 Executive Bonus Plans.” In addition, in January 2013 Mr. Dixon was granted a short-term equity incentive award in connection with the 2013 salary-for-equity program, as described above in the section titled “2013 Salary-for-Equity Program.”

Equity Grant Valuation Methodology.    Beginning in February 2009 and through fiscal 2012, our board of directors utilized the “value transfer” model to assign grant date fair value to our long-term equity incentive awards. The value transfer model removed the effects of stock price fluctuations and presented long-term equity incentive awards as a percentage of our outstanding shares, ultimately expressed as a number of shares rather than a dollar value. In February 2013, based on the recommendation of our compensation committee and after consultation with Connell, our board of directors decided to utilize the “fair value” model, as opposed to the value transfer model, to assign grant date fair value to our long-term equity incentive awards based on dollar value rather than a number of shares representing a particular percentage of the company. The compensation committee determined that, based on advice from Connell, the “value transfer” model was being employed by very few publicly-traded companies and was not deemed to represent standard executive compensation pay practices. Accordingly, the compensation committee recommended to the board of directors, and the board of directors approved, that we utilize the fair value methodology based on a fixed dollar amount.

Equity Grant Practices.    We typically make grants of equity awards, which are recommended by our compensation committee and approved by our full board of directors, to our executive officers on an annual basis or the commencement of an executive’s employment with us. Annual equity grants made to our executive officers are usually recommended by the compensation committee and approved by the board of directors at regularly scheduled meetings held during the first quarter of each fiscal year, and equity grants to new executive officers are generally approved prior to but effective on the executive’s first day of employment. The exercise price of each stock option grant to our executive officers is generally the closing price of our common stock on the date of the grant. If the meeting to approve any equity awards to our executive officers is held during the “quiet period” preceding our earnings announcement or any other material announcement, the grant date of such equity award is the third business day after the “quiet period” ends, and the price per share, in the case of stock options, is the closing price of our common stock on such date. For instance, our board of directors approved the annual equity awards made to our named executives on February 27, 2012; however, the grant date for those equity awards was March 1, 2012, which was the third business day after we made our earnings announcement.

Ownership Guidelines.    We currently do not require our executive officers to own a particular amount of our common stock. Our compensation committee is satisfied that stock, stock option, restricted stock and restricted stock unit holdings among our executive officers are sufficient at this time to provide motivation and to align this group’s interest with those of our stockholders.

Other Benefits

Our named executives receive the same general health and welfare benefits as all of our other employees, including medical and dental insurance, life and disability insurance and the ability to participate in our 401(k) plan, to which the Company began making discretionary and matching contributions in early 2013. We did not provide any personal benefits or perquisites in excess of $5,000 to any of our named executives in fiscal 2012. However, beginning in fiscal 2013 and as an additional benefit to our executives, each such executive is entitled to be reimbursed for up to $10,000 per year for estate, tax and financial planning expenses and/or related legal fees.

Severance and Change of Control Payments

We provide protections for our named executives by including severance and change of control provisions in their employment or severance agreements, as the case may be, as well as the equity agreements that the named executives enter into with us under our 2007 Stock Plan. We provide these protections in order to attract and retain highly skilled and experienced executive officers, ensure stability and structure, and align the interests of our executives with those of our stockholders. We believe that the change of control and severance provisions applicable to our named executives allow us to remain at a competitive level that is commensurate with our size, industry and sustained performance. None of the agreements with our named executives provide for the gross up of any excise taxes imposed by section 4999 of the Internal Revenue Code of 1986, as amended, or the “code.”

Mr. Healy and Mr. Brewster, if terminated other than for cause, or if they terminate their own employment for good reason, will receive severance payments equal to 1.66 times the amount of their respective annual base salary and their respective annual performance-based target bonus amount in effect on the date of such termination paid in equal monthly installments over 20 months. Under the same circumstances, Messrs. Samuels and Dixon will receive severance payments equal to 12 months of their annual base salary and their annual performance-based target bonus amount in effect on the date of such termination. In addition, if we terminate Mr. Bligh’s employment other than for cause, Mr. Bligh will receive severance payments equal to six months of his annual base salary. We believe that the increased difficulty of finding comparable employment opportunities at the level of chief executive officer or president requires that companies provide longer terms for severance payments in order to attract and retain highly skilled and experienced individuals for these positions.

In the event of a change of control, the vesting of all unvested equity awards granted to each of Messrs. Samuels, Dixon and Bligh will accelerate in full in the event the named executive is terminated without cause or the executive terminates his employment for good reason. We refer to this type of arrangement as “double trigger” acceleration. In addition, the vesting of all unvested equity awards granted to Messrs. Healy and Brewster will accelerate in full, and the vesting of all unvested equity awards granted to Messrs. Samuels, Dixon and Bligh will accelerate by six months, in the event of a change of control in which we are valued at $75 million or greater. We believe that this combination of double- and single-trigger equity vesting acceleration mechanisms incentivizes such named executives to achieve predetermined corporate performance objectives and rewards them for their part in increasing our value, while contemporaneously incentivizing them to maintain their employment after a friendly change of control.

Pursuant to the terms of Mr. Weller’s employment with us, which terminated in March 2012, in the event of a change of control, the vesting of all of his outstanding equity awards would have been accelerated in full, regardless of the level at which we were valued and regardless of whether Mr. Weller’s employment terminated subsequent to the change of control. In addition, in the event we terminated Mr. Weller’s employment other than for cause or he terminated his own employment for good reason, the vesting of all of Mr. Weller’s unvested equity awards would have been accelerated by six months. We believed that these acceleration provisions were necessary to incentivize Mr. Weller to accept our offer of employment in 2009. Mr. Weller resigned as our chief financial officer and treasurer effective as of March 31, 2012. No amounts were due to Mr. Weller under the terms of his employment with us in connection with his resignation.

On April 18, 2013, we entered into an employment offer letter to hire and retain Neil Moses as our Chief Financial Officer. Pursuant to the terms of the offer letter, Mr. Moses’ employment with the Company on an at-will basis began on April 22, 2013, and he will receive an annual base salary of $495,000 and will be eligible to receive an annual performance-based bonus award of 80% of his annual base salary. The offer letter also provides that Mr. Moses will be granted 160,000 restricted shares of our common stock under the 2007 Stock Plan, such restricted shares to vest over a four-year period at a rate of 25% on the first anniversary of the date of grant and quarterly thereafter.

In connection with the commencement of Mr. Moses’ employment, we also entered into a severance agreement with Mr. Moses, which we refer to as the Moses agreement. Pursuant to the terms of the Moses agreement, if Mr. Moses’ employment is terminated by us without cause or by Mr. Moses for good reason, we are required to pay him in 12 equal monthly installments an amount equal to 100% of his then-current annual base salary and his annual performance-based target bonus in effect on the date of termination, as well as all accrued but unpaid base salary, vacation pay, and reasonable and necessary expenses incurred on behalf of us prior to the termination date. Upon such a termination, and for a period of 12 months following the termination date, we are also required to maintain, on the same terms, any benefits that Mr. Moses was receiving from us as of the termination date. If it is not permissible for us to continue coverage of Mr. Moses under any insurance plans, we are required to pay Mr. Moses such amount, net of state and federal income taxes, as will be sufficient for him to obtain such insurance coverage on an individual basis. In the event of a change of control event in which we are valued at $75 million or greater, the vesting schedule for all of Mr. Moses’ unvested equity awards shall be fully accelerated on the closing of such event. In addition, to the extent Mr. Moses holds any equity awards subject to future performance vesting under the 2007 Stock Plan or any subsequent stock plan of the Company, such performance-based equity awards shall remain in effect for a period of six months following Mr. Moses’ termination and Mr. Moses will vest with respect to such performance-based equity awards if such performance-based vesting criteria are achieved within six months from the date of his termination. In the event that any such performance-based equity awards that vest during the six month period includes performance-based options, Mr. Moses will have three months from the date of being notified of the vesting of such performance-

based options to exercise such options. At the end of such three month period, such options shall terminate. In the event that Mr. Moses has any equity awards that vest based on time, if the Company terminates Mr. Moses without cause or if Mr. Moses terminates for good reason, then the vesting of such time-based equity awards shall be accelerated by six months as of the date of such termination and Mr. Moses shall have three months from the termination date to exercise any such time based equity awards that are stock options.

Any severance amount payable to a named executive is contingent on such named executive’s execution a mutual release of claims with the Company. Our severance and change of control provisions for our named executives and the definitions of cause, good reason, and change of control are summarized below under “Potential Payments Upon Termination or Change of Control.” Our analysis of our severance and change of control provisions indicates that they are standard and in the market range of such terms for similarly situated named executives.

Executive Compensation

Summary Compensation Table

The following table shows the total compensation paid or accrued during the fiscal years ended December 31, 2012, 2011 and 2010 to (1) our chief executive officer, (2) our former chief financial officer, (3) our chief accounting officer who was acting as our principal financial officer during fiscal 2012 and (4) our three most highly compensated executive officers, other than our chief executive officer, former chief financial officer, and chief accounting officer, during fiscal 2012.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		Total ($)
Timothy Healy	2012	411,588	1,662,400	(2)	—	65,000	(3)	2,138,988
Chairman of the Board	2011	409,096	1,589,500		—	350,000	(4)	2,348,596
and Chief Executive Officer	2010	401,538	1,429,500		1,797,699	440,000	(5)	4,068,737

David Brewster	2012	356,376	820,575	(2)	—	176,875	(3)	1,353,826
President	2011	354,365	841,500		—	225,000	(6)	1,420,865
	2010	326,250	771,930		952,780	275,000	(7)	2,325,960

David Samuels	2012	331,280	479,080	(2)	—	227,250	(3)	1,037,610
Executive Vice	2011	327,231	748,000		—	210,000	(6)	1,285,231
President	2010	301,154	2,144,250		—	235,000	(7)	2,680,404

Gregg Dixon	2012	266,030	968,300	(2)	—	45,250	(3)	1,279,580
Senior Vice President of	2011	262,249	748,000		—	260,000	(6)	1,270,249
Marketing and Sales	2010	235,904	1,286,550		—	300,000	(7)	1,822,454

Kevin Bligh(8)	2012	230,895	155,200	(2)	—	87,000	(3)	473,095
Chief Accounting Officer	2011 2010	230,000 230,077	187,000 428,850		— —	92,000 92,000	(6) (7)	509,000 750,927

Timothy Weller(9)	2012	85,049	—		—	—		85,049
Former Chief Financial Officer	2011	327,231	748,000		—	200,000	(6)	1,275,231
and Treasurer	2010	301,154	1,286,550		—	220,000	(7)	1,807,704

(1)	These amounts represent the aggregate grant date fair value for stock awards and option awards for fiscal years 2012, 2011 and 2010, respectively, computed in accordance with Accounting Standards Codification 718, Stock Compensation, or ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Notes 1 and 9 to our audited consolidated financial statements included in our 2012 Form 10-K. See also our discussion in our 2012 Form 10-K of stock-based compensation under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation.”

(2)

Each of Messrs. Healy, Brewster, Samuels, Dixon and Bligh received 100%, 50%, 25%, 100% and 25%, respectively, of his 2012 performance-based target bonus amount earned under the 2012 bonus plan in restricted shares of our common stock, which were issued under the 2007 Stock Plan and granted on March 1, 2012. Each of Messrs. Healy, Brewster, Samuels, Dixon and Bligh received 100%, 100%, 25%, 100% and 25%, respectively, of his 2013 performance-based target bonus amount under the 2013 bonus plan in restricted shares of our common stock, which were issued under the 2007 Stock Plan and granted on March 1, 2012. The performance-based restricted stock award associated with the (a) 2012 bonus plan became fully vested following certification by the compensation committee of the achievement of certain predetermined corporate performance objectives applicable to fiscal 2012, which certification was finalized in February 2013, and (b) 2013 bonus plan will vest if and when the compensation committee certifies the achievement of certain predetermined corporate performance objectives applicable to fiscal 2013, which certification will be finalized between February 1st and March 15th of 2014. If such certification is not made or is made with respect to less than all of the predetermined corporate performance objectives, then all or a portion of the performance-based restricted stock awards associated with the 2013 bonus plan will be forfeited.

(3)

The remainder of each of Messrs. Brewster’s, Samuels’ and Bligh’s 2012 performance-based target bonus amount earned under the 2012 bonus plan was paid in cash subsequent to the certification described in Note 2 above. In addition, on February 12, 2013, the compensation committee determined that we achieved more than 100% of certain predetermined corporate performance objectives in connection with the 2012 bonus plan and therefore made the determination to pay each named executive more than 100% of his respective 2012 performance-based target bonus amount. Each of Messrs. Healy, Brewster, Samuels, Dixon and Bligh elected to receive 100%, 33%, 0%, 100% and 0% of the excess 2012 performance-based bonus amounts above the 2012 performance-based target bonus amounts resulting from this achievement in shares of our common stock (which amounts are included as Non-Equity Incentive Plan Compensation given that they were expected to be paid in cash and therefore accrued under Accounting Standards Codification 270, Interim Reporting, or ASC 270), with the remainder of the excess of each of Messrs. Brewster’s, Samuels’ and Bligh’s amount being paid in cash.

(4)	Mr. Healy received 100% of his 2011 performance-based bonus amount earned under the 2011 bonus plan in shares of our common stock at a price per share of $7.80, which represented the closing price of our common stock as reported on The NASDAQ Global Market on March 1, 2012, the third business day after our fiscal 2011 earnings call.

(5)	Mr. Healy received 100% of his 2010 performance-based bonus amount earned under the 2010 executive bonus plan in shares of our common stock at a price per share of $24.16, which represented the closing price of our common stock as reported on The NASDAQ Global Market on February 4, 2011, the date of the meeting of our board of directors at which his bonus amount was approved.

(6)	The amounts shown were paid to each of Messrs. Brewster, Samuels, Dixon, Bligh and Weller in March 2012 under the 2011 bonus plan.

(7)	The amounts shown were paid to each of Messrs. Brewster, Samuels, Dixon, Bligh and Weller in February 2011 under the 2010 executive bonus plan.

(8)	Mr. Bligh became our principal financial officer on April 1, 2012, immediately following Mr. Weller’s resignation.

(9)	Mr. Weller resigned as our chief financial officer and treasurer, effective as of the close of business on March 31, 2012.

Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during fiscal 2012 to each of our named executives.

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($) Target		All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Timothy Healy	3/1/12	2/27/12	—		52,564	(2)	—	—	410,000
	3/1/12	2/27/12	—		52,564	(3)(4)	—	—	410,000
	3/1/12	2/3/12	—		108,000	(5)	—	—	842,400
David Brewster	2/27/12	2/27/12	133,125	(6)	—		—	—	—
	3/1/12	2/27/12	—		17,067	(2)			133,125
	3/1/12	2/27/12	—		34,134	(3)(4)			266,250
	3/1/12	2/3/12	—		54,000	(5)	—	—	421,200
David Samuels	2/27/12	2/27/12	185,625	(6)	—		—	—	—
	2/27/12	2/27/12	185,625	(7)	—		—	—	—
	3/1/12	2/27/12	—		7,403	(2)	—	—	57,750
	3/1/12	2/27/12	—		7,403	(3)(4)	—	—	57,750
	3/1/12	2/3/12	—		46,000	(5)	—	—	358,800
	3/1/12	2/3/12	—		500	(8)	—	—	4,780
Gregg Dixon	3/1/12	2/27/12	—		39,070	(2)	—	—	304,750
	3/1/12	2/27/12	—		39,070	(3)(4)	—	—	304,750
	3/1/12	2/3/12	—		46,000	(5)	—	—	358,800
Kevin Bligh	2/27/12	2/27/12	69,000	(6)	—		—	—	—
	2/27/12	2/27/12	69,000	(7)	—		—	—	—
	3/1/12	2/27/12	—		2,948	(2)	—	—	23,000
	3/1/12	2/27/12	—		2,948	(3)(4)	—	—	23,000
	3/1/12	2/3/12	—		14,000	(5)	—	—	109,200
Timothy Weller	—	—	—		—		—	—	—

(1)	Amounts in this column represent the grant date fair value of each award computed in accordance with ASC 718. For a discussion of the assumptions underlying this valuation please see Notes 1 and 9 to our audited consolidated financial statements included in our 2012 Form 10-K. See also our discussion in our 2012 Form 10-K of stock-based compensation under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation.”

(2)	Each of Messrs. Brewster, Samuels, Dixon and Bligh was required, pursuant to the terms of the 2012 bonus plan, to receive at least 25% of his 2012 performance-based target bonus amount in restricted shares of our common stock. Mr. Healy was required, pursuant to the terms of his employment agreement, as amended, to receive the entire amount of his 2012 performance-based target bonus amount in restricted shares of our common stock. In addition, each of Messrs. Brewster and Dixon elected to receive 50% and 100%, respectively, of his 2012 performance-based target bonus amount under the 2012 bonus plan in restricted shares of our common stock. All of these shares of restricted stock were issued under the 2007 Stock Plan, were granted on March 1, 2012 and became fully vested following certification by the compensation committee of the achievement of certain predetermined corporate performance objectives, which certification was finalized in February 2013.

(3)

Each of Messrs. Brewster, Samuels, Dixon and Bligh was required, pursuant to the terms of the 2013 bonus plan, to receive at least 25% of his 2013 performance-based target bonus amount in restricted shares of our common stock. Mr. Healy was required, pursuant to the terms of his employment agreement, as amended, to receive the entire amount of his 2013 performance-based target bonus amount in restricted shares of our common stock. In addition, each of Messrs. Brewster and Dixon elected to receive 100% and 100%, respectively, of his 2013 performance-based target bonus amount under the 2013 bonus plan in restricted shares of our common stock. All of these shares of restricted stock were issued under the 2007 Stock Plan, were granted on March 1, 2012 and will vest if and when the compensation committee certifies the achievement of certain predetermined corporate performance objectives, which certification will be finalized between February 1st and March 15th of 2014. If such certification is not made or is made with respect to less than all of the predetermined corporate performance objectives, then all or a portion of the performance-based restricted stock awards associated with the 2013 bonus plan will be forfeited.

(4)	In February 2013, certain changes were made to the named executives’ base salaries, target bonus amounts and performance objectives under the 2013 bonus plan, as further described above in the section titled “Modifications to 2013 Executive Bonus Plan and 2013 Bonus Award Targets.” These changes will result in a different amount than as provided in this table and will be reflected in the Grants of Plan-Based Awards table in the proxy statement for our 2014 annual meeting of stockholders.

(5)	Represents a restricted stock award granted to the named executive.

(6)	Reflects the target non-equity incentive plan award amounts under the 2012 bonus plan. For each of Messrs. Brewster, Samuels and Bligh, the amounts shown above reflect target award amounts for the full fiscal year. The amounts actually paid to Messrs. Brewster, Samuels and Bligh under the 2012 bonus plan are shown above in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

(7)	Reflects the target non-equity incentive plan award amounts under the 2013 bonus plan. For each of Messrs. Samuels and Bligh, the amounts shown above reflect target award amounts for the full fiscal year 2013. The amounts actually paid to Messrs. Samuels and Bligh under the 2013 bonus plan will be shown in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column of the proxy statement for our 2014 annual meeting of stockholders.

(8)	Represents a performance-based fully vested stock award granted to Mr. Samuels.

Employment Agreements

Timothy Healy.    Pursuant to Mr. Healy’s second amended and restated employment agreement dated March 1, 2010, as amended, in effect as of December 31, 2012, Mr. Healy was eligible to receive an annual base salary of $410,000 per year.

David Brewster.    Pursuant to Mr. Brewster’s second amended and restated employment agreement dated March 1, 2010, in effect as of December 31, 2012, Mr. Brewster was eligible to receive an annual base salary of $355,000 per year.

For a more detailed discussion of these employment agreements, see the section below titled “Potential Payments Upon Termination or Change of Control.”

2012 Executive Bonus Plan

In February 2012, our compensation committee recommended to our board of directors, and our board of directors approved, the 2012 bonus plan. Pursuant to the 2012 bonus plan, each named executive’s 2012 performance-based bonus award amount was determined based solely upon the achievement of certain predetermined corporate performance objectives. Specifically, each named executive’s 2012 performance-based bonus award amount was based solely upon our achievement of certain predetermined revenue, adjusted EBITDA and earnings per share targets applicable to fiscal 2012, as set by our board of directors. At least 25% of the 2012 performance-based target bonus amount payable to each named executive (other than Mr. Healy) for performance in 2012 was to be paid in shares of our common stock, such percentage subject to increase to 100% at the election of the named executive, provided that such election was submitted to our executive vice president prior to the close of The NASDAQ Global Market on February 27, 2012. Mr. Healy was required, pursuant to the terms of his employment agreement, as amended, to receive the entire amount of his 2012 performance-based target bonus amount in restricted shares of our common stock. Each of Messrs. Brewster, Samuels, Dixon and Bligh elected to receive 50%, 25%, 100% and 25%, respectively, of his 2012 performance-based target bonus amount in shares of our common stock. The common stock portions of the 2012 performance-based target bonus amount were granted on the third business day following our earnings release for the quarter and fiscal year ended December 31, 2011, or March 1, 2012, which we refer to as the grant date, and the number of shares of common stock awarded was based on the closing price of our common stock on the grant date as reported on The NASDAQ Global Market. The common stock portions of the 2012 performance-based target bonus amount vested in full upon certification of the achievement of the predetermined corporate performance objectives by the compensation committee, which certification occurred in February 2013.

The remainder of the 2012 performance-based target bonus amount for the named executives who elected not to receive their entire 2012 performance-based target bonus amount in shares of common stock was paid in cash subsequent to the certification described above, except for Mr. Healy, who received the entire amount of his

2012 performance-based target bonus amount in shares of common stock in early 2013, pursuant to the terms of his employment agreement, as amended.

Also in February 2012 and in connection with the 2012 bonus plan, the compensation committee recommended to the board of directors, and the board of directors approved, the 2012 performance-based target bonus amounts (as a percentage of base salary) applicable to each named executive, as set forth above in the section titled “Amount of Annual Performance-Based Bonus Awards Earned in 2012.”

2013 Executive Bonus Plan

In February 2012, our compensation committee recommended to our board of directors, and our board of directors approved, the 2013 bonus plan. Pursuant to the 2013 bonus plan, each named executive’s 2013 performance-based bonus award amount will be determined based solely upon the achievement of certain predetermined corporate performance objectives. Specifically, each named executive’s 2013 performance-based bonus award amount will be based solely upon our achievement of certain predetermined revenue, adjusted EBITDA and earnings per share targets applicable to fiscal 2013, as set by our board of directors. At least 25% of the 2013 performance-based target bonus amount payable to each named executive (other than Mr. Healy) for performance in 2013 will be paid in shares of our common stock, such percentage subject to increase to 100% at the election of the named executive, provided that such election was submitted to our executive vice president prior to the close of The NASDAQ Global Market on February 29, 2012. Mr. Healy is required, pursuant to the terms of his employment agreement, as amended, to receive the entire amount of his 2013 performance-based target bonus amount in restricted shares of our common stock. Each of Messrs. Brewster, Samuels, Dixon and Bligh elected to receive 100%, 25%, 100% and 25%, respectively, of his 2013 performance-based target bonus amount in shares of our common stock. The common stock portions of the 2013 bonus amount were granted on the grant date, and the number of shares of common stock awarded was based on the closing price of our common stock on the grant date as reported on The NASDAQ Global Market. The common stock portions of the 2013 bonus amount will vest in full if and when the compensation committee certifies the achievement of the predetermined corporate performance objectives, which certification will be finalized between February 1st and March 15th of 2014. If such certification is not made or is made with respect to less than all of the predetermined corporate performance objectives, then all or a portion of the performance-based restricted stock awards associated with the 2013 bonus plan will be forfeited.

The remainder of the 2013 performance-based target bonus amount for the named executives who elected not to receive their entire 2013 performance-based target bonus amount in shares of common stock will be payable in cash subsequent to the certification described above, except for Mr. Healy, who will receive the entire amount of his 2013 performance-based target bonus amount in shares of common stock subsequent to the certification described above, pursuant to the terms of his employment agreement, as amended.

In February 2013, certain changes were made to the named executives’ base salaries, performance-based target bonus amounts and performance objectives under the 2013 bonus plan, as further described above in the section titled “Modifications to 2013 Executive Bonus Plan and 2013 Bonus Award Targets.”

Fiscal 2012 Equity Awards

All of the restricted stock awards disclosed in the Grants of Plan-Based Awards table were issued under the 2007 Stock Plan. Subject to the terms of the 2007 Stock Plan and the restricted stock agreements issued in connection with these grants, all of the restricted stock awards granted in fiscal 2012 that were not related to the 2012/2013 bonus plans vest over a four-year period, at a rate of 25% following certification by our compensation committee of the achievement of certain predetermined corporate performance objectives, which certification was finalized in February 2013, and quarterly thereafter, subject to each named executive’s continued employment. Some of our restricted stock awards may vest upon certain changes of control and others may vest upon a termination or a termination following a change of control as discussed below under “Potential Payments Upon Termination or Change of Control.”

Outstanding Equity Awards At Fiscal Year-End

The following table shows grants of stock options, unvested restricted stock unit awards and unvested restricted stock awards outstanding on December 31, 2012, the last day of fiscal 2012, to each of the named executives.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Timothy Healy	25,000	—		38.13	6/29/17
	44,000	—		31.34	2/20/14
	48,875	2,125	(2)	11.55	2/12/15
	50,000	50,000	(3)	28.59	2/17/16
						2,437	(4)	28,635
						25,000	(5)	293,750
						63,750	(6)	749,063
						108,000	(7)	1,269,000
						105,128	(8)	1,235,254
David Brewster	10,140	—		0.35	1/11/15
	7,428	—		0.51	5/11/16
	88,466	—		0.51	12/7/16
	2,920	—		7.54	2/7/17
	20,000	—		38.13	6/29/17
	20,000	—		31.34	2/20/14
	32,583	1,417	(2)	11.55	2/12/15
	26,500	26,500	(3)	28.59	2/17/16
						1,625	(4)	19,094
						13,500	(5)	158,625
						33,750	(6)	396,563
						54,000	(7)	634,500
						51,201	(8)	601,612
David Samuels	17,604	—		11.47	1/21/14
	22,041	959	(2)	11.55	2/12/15
						1,062	(4)	12,479
						25,000	(5)	293,750
						30,000	(6)	352,500
						46,000	(7)	540,500
						14,806	(8)	173,971
Gregg Dixon	17,604	—		11.47	1/21/14
	19,166	834	(2)	11.55	2/12/15
						937	(4)	11,010
						22,500	(5)	264,375
						30,000	(6)	352,500
						46,000	(7)	540,500
						78,140	(8)	918,145
Kevin Bligh	4,245	—		8.63	1/21/14
						7,500	(5)	88,125
						7,500	(6)	88,125
						14,000	(7)	164,500
						5,896	(8)	69,278
Timothy Weller	—	—		—	—	—		—

(1)	Assumes a price per share of our common stock of $11.75, which represents the closing price of our common stock on The NASDAQ Global Market on December 31, 2012.

(2)	This option vested as to 25% of the shares on February 12, 2010 and as to an additional 2.08% of the shares on the first day of each calendar month thereafter.

(3)	This option vested as to 25% of the shares on February 17, 2011 and as to an additional 25% of the shares per year thereafter.

(4)	This restricted stock unit vested as to 25% of the shares on February 12, 2010 and as to an additional 11% of the shares per quarter thereafter.

(5)	This restricted stock unit vested as to 25% of the shares on February 17, 2011 and as to an additional 25% of the shares per year thereafter.

(6)	This restricted stock is subject to our lapsing repurchase right, which lapsed as to approximately 25% of the shares on February 22, 2012 and lapses as to an additional 25% of the shares per year thereafter.

(7)	This restricted stock is subject to our lapsing repurchase right, which lapsed as to approximately 25% of the shares on March 1, 2013 and lapses as to an additional 6.25% of the shares per quarter thereafter.

(8)	This restricted stock is subject to our lapsing repurchase right, which lapsed as to approximately 50% of the shares on March 1, 2013 and lapses as to an additional 50% of the shares on March 1, 2014 if the associated performance conditions are met.

Option Exercises and Stock Vested in Fiscal 2012

The following table shows information regarding exercises of options to purchase shares of our common stock and vesting of restricted stock and restricted stock unit awards held by each named executive during fiscal 2012. The value realized per share for options is based on the difference between the exercise price and the fair market value of the shares of common stock on the date the options were exercised. The value realized on vesting of restricted stock and restricted stock unit awards is based on the fair market value of the shares on the vesting date.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(2)
Timothy Healy	107,220	834,211	89,621	780,334
David Brewster	—	—	25,333	243,521
David Samuels	13,022	146,729	27,667	268,727
Gregg Dixon	—	—	25,417	246,675
Kevin Bligh	—	—	6,292	61,550
Timothy Weller	—	—	—	—

(1)	The amount shown in this column does not necessarily represent the actual value realized from the sale of the shares acquired upon exercise of options. The amount shown represents the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2)	The value realized is calculated by multiplying the number of vested shares or units by the closing price of our common stock on The NASDAQ Global Market on the applicable vesting date.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other nonqualified deferred compensation plans.

Potential Payments Upon Termination or Change of Control

We have entered into agreements that may require us to make certain payments and/or provide certain benefits to the executive officers named in the Summary Compensation Table in the event of a termination of employment or a change of control. The following tables summarize the potential payments to each named executive assuming that certain termination or change of control events occur. The tables assume that each event occurred on December 31, 2012, the last day of fiscal 2012, and reflects salaries and bonuses payable on that date. For purposes of the tables below, we have assumed a price per share of our common stock of $11.75, which represents the closing price of our common stock on The NASDAQ Global Market on December 31, 2012.

Termination of Employment and Change of Control Arrangements

Timothy Healy, Chairman of the Board and Chief Executive Officer

Executive Benefits and Payments Upon Termination	Termination by the Company Without Cause or by Employee for Good Reason		Change of Control and EnerNOC Valued at $75 Million or Greater
Base Salary	$680,600	(1)	$0
Performance-Based Target Bonus	$680,600	(2)	$0
Acceleration of Vesting of Equity	N/A		100% of all unvested equity awards
Number of Stock Options and Value upon Termination	N/A		52,125 shares $425
Number of Shares of Vested Stock and Units Received and Value upon Termination	N/A		304,315 shares $3,575,702
Post-Term Benefits	$24,242		N/A
Total:	$1,385,442		$3,576,127

(1)	Amount equals 1.66 times Mr. Healy’s annual base salary in effect on December 31, 2012.

(2)	Amount equals 1.66 times Mr. Healy’s annual performance-based target bonus in effect on December 31, 2012.

Pursuant to our second amended and restated employment agreement with Mr. Healy in effect on December 31, 2012, as amended, which we refer to as the Healy agreement, if Mr. Healy’s employment is terminated, he is entitled to payment of his accrued but unpaid base salary, an amount equal to the value of his accrued unused vacation days, and reimbursement of any expenses he properly incurred on behalf of us prior to termination. Also pursuant to the Healy agreement, if Mr. Healy’s employment is terminated by us without cause or by Mr. Healy for good reason, we are required to pay him over 20 months an amount equal to 1.66 times the amount of his annual base salary and his annual performance-based target bonus amount in effect on the date of such termination in equal monthly installments. Upon such a termination, and for a period of 20 months following the termination date, we are also required to maintain, on the same terms, any benefits that Mr. Healy was receiving from us as of the termination date. If it is not permissible for us to continue coverage of Mr. Healy under any insurance plans, we are required to pay Mr. Healy such amount, net of state and federal income taxes, as will be sufficient for him to obtain such insurance coverage on an individual basis. In addition, pursuant to the Healy agreement, in the event of a change of control in which we are valued at $75 million or greater, 100% of Mr. Healy’s unvested equity awards shall become immediately vested and exercisable.

Under the Healy agreement, good reason means: (i) a substantial reduction in Mr. Healy’s then current base salary, without his consent, or (ii) material and continuing diminution of Mr. Healy’s title, responsibilities, duties and authority in our operation and management as compared to such title, responsibilities, duties and authority on the effective date of the Healy agreement, without his consent. Under the Healy agreement, cause means: (i) willful failure to perform, or gross negligence in the performance of, Mr. Healy’s duties for us or any of our affiliates, after written notice and an opportunity to cure; (ii) knowing and material breach by Mr. Healy of any obligation to us or any of our affiliates with respect to confidential information, non-competition, non-solicitation or the like; (iii) Mr. Healy’s breach of fiduciary duty, fraud, embezzlement or other material dishonesty with respect to us or any of our affiliates; or (iv) Mr. Healy’s conviction of, or plea of nolo contendere to, a felony, other than felonies vehicular in nature, or any other crime involving moral turpitude.

Under the Healy agreement, a change of control means (i) the sale of all or substantially all of our assets or issued and outstanding capital stock; or (ii) our merger or consolidation in which our stockholders immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than 50% in voting power of capital stock or other equity interest of such surviving corporation or entity outstanding immediately after such merger or consolidation.

David Brewster, President

Executive Benefits and Payments Upon Termination	Termination by the Company Without Cause or by Employee for Good Reason		Change of Control and EnerNOC Valued at $75 Million or Greater
Base Salary	$589,300	(1)	$0
Performance-Based Target Bonus	$441,975	(2)	$0
Acceleration of Vesting of Equity	N/A		100% of all unvested equity awards
Number of Stock Options and Value upon Termination	N/A		27,917 shares $283
Number of Shares of Vested Stock and Units Received and Value upon Termination	N/A		154,076 shares $1,810,394
Post-Term Benefits	$24,242		N/A
Total:	$1,055,517		$1,810,677

(1)	Amount equals 1.66 times Mr. Brewster’s annual base salary in effect on December 31, 2012.

(2)	Amount equals 1.66 times Mr. Brewster’s annual performance-based target bonus in effect on December 31, 2012.

Pursuant to our second amended and restated employment agreement with Mr. Brewster in effect on December 31, 2012, which we refer to as the Brewster agreement, if Mr. Brewster’s employment is terminated, he is entitled to payment of his accrued but unpaid base salary, an amount equal to the value of his accrued unused vacation days, and reimbursement of any expenses he properly incurred on behalf of us prior to termination. Also pursuant to the Brewster agreement, if Mr. Brewster’s employment is terminated by us without cause or by Mr. Brewster for good reason, we are required to pay him over 20 months an amount equal to 1.66 times the amount of his annual base salary and his annual performance-based target bonus amount in effect on the date of such termination in equal monthly installments. Upon such a termination, and for a period of 20 months following the termination date, we are also required to maintain, on the same terms, any benefits that Mr. Brewster was receiving from us as of the termination date. If it is not permissible for us to continue coverage of Mr. Brewster under any insurance plans, we are required to pay Mr. Brewster such amount, net of state and federal income taxes, as will be sufficient for him to obtain such insurance coverage on an individual basis. Pursuant to the Brewster agreement, in the event of a change of control in which we are valued at $75 million or greater, 100% of Mr. Brewster’s unvested equity awards shall become immediately vested and exercisable.

Under the Brewster agreement, good reason means: (i) a substantial reduction in Mr. Brewster’s then current base salary, without his consent, or (ii) material and continuing diminution of Mr. Brewster’s title, responsibilities, duties and authority in our operation and management as compared to such title, responsibilities, duties and authority on the effective date of the Brewster agreement, without his consent. Under the Brewster agreement, cause means: (i) willful failure to perform, or gross negligence in the performance of, Mr. Brewster’s duties for us or any of our affiliates, after written notice and an opportunity to cure; (ii) knowing and material breach by Mr. Brewster of any obligation to us or any of our affiliates with respect to confidential information, non-competition, non-solicitation or the like; (iii) Mr. Brewster’s breach of fiduciary duty, fraud, embezzlement or other material dishonesty with respect to us or any of our affiliates; or (iv) Mr. Brewster’s conviction of, or plea of nolo contendere to, a felony, other than felonies vehicular in nature, or any other crime involving moral turpitude.

Under the Brewster agreement, a change of control means (i) the sale of all or substantially all of our assets or issued and outstanding capital stock; or (ii) our merger or consolidation in which our stockholders immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than 50% in voting power of capital stock or other equity interest of such surviving corporation or entity outstanding immediately after such merger or consolidation.

David Samuels, Executive Vice President

	Termination	Change of Control
Executive Benefits and Payments Upon Termination	Termination by the Company Without Cause or by Employee for Good Reason	Change of Control and EnerNOC Valued at $75 Million or Greater	Change of Control and Termination by the Company Without Cause or by Employee for Good Reason
Base Salary	$330,000(1)	$0	$330,000(1)
Performance-Based Target Bonus	$247,500(2)	$0	$247,500(2)
Acceleration of Vesting of Equity	N/A	Immediate vesting of equity awards that would otherwise vest in the six months following change of control	Immediate vesting of 100% of all equity awards
Number of Stock Options and Value upon Termination	N/A	959 shares $192	959 shares $192
Number of Shares of Vested Stock and Units Received and Value upon Termination	N/A	45,340 shares $532,745	116,868 shares $1,373,200
Post-Term Benefits	$14,545	N/A	$14,545
Total:	$592,045	$532,667	$1,965,437

(1)	Amount equals 12 months of annual base salary.

(2)	Amount equals the annual performance-based target bonus.

Pursuant to our severance agreement, as amended, with Mr. Samuels in effect on December 31, 2012, which we refer to as the Samuels agreement, if Mr. Samuels’ employment is terminated by us without cause or by Mr. Samuels for good reason, we are required to pay him in 12 equal monthly installments an amount equal to 100% of his then-current annual base salary and his annual performance-based target bonus in effect on the date of termination, as well as all accrued but unpaid base salary, vacation pay, and reasonable and necessary expenses incurred on behalf of us prior to the termination date. Upon such a termination, and for a period of 12 months following the termination date, we are also required to maintain, on the same terms, any benefits that Mr. Samuels was receiving from us as of the termination date. If it is not permissible for us to continue coverage of Mr. Samuels under any insurance plans, we are required to pay Mr. Samuels such amount, net of state and federal income taxes, as will be sufficient for him to obtain such insurance coverage on an individual basis. If Mr. Samuels’ employment is terminated by us without cause or by Mr. Samuels for good reason following a change of control, the number of equity awards equal to 100% of the unvested equity awards granted to Mr. Samuels shall become immediately vested and exercisable. In the event of a change of control in which we are valued at $75 million or greater, the vesting schedule for all of Mr. Samuels’ unvested equity awards shall be accelerated by six months, subject to the further acceleration provisions of the Samuels agreement.

Gregg Dixon, Senior Vice President of Marketing and Sales

	Termination	Change of Control
Executive Benefits and Payments Upon Termination	Termination by the Company Without Cause or by Employee for Good Reason	Change of Control and EnerNOC Valued at $75 Million or Greater	Change of Control and Termination by the Company Without Cause or by Employee for Good Reason
Base Salary	$265,000(1)	$0	$265,000(1)
Performance-Based Target Bonus	$304,750(2)	$0	$304,750(2)
Acceleration of Vesting of Equity	N/A	Immediate vesting of equity awards that would otherwise vest in the six months following change of control	Immediate vesting of 100% of all equity awards
Number of Stock Options and Value upon Termination	N/A	834 shares $167	834 shares $167
Number of Shares of Vested Stock and Units Received and Value upon Termination	N/A	84,965 shares $998,339	177,577 shares $2,086,530
Post-Term Benefits	$15,309	N/A	$15,309
Total:	$585,059	$998,506	$2,671,756

(1)	Amount equals 12 months of annual base salary.

(2)	Amount equals the annual performance-based target bonus.

Pursuant to our severance agreement with Mr. Dixon in effect on December 31, 2012, which we refer to as the Dixon agreement, if Mr. Dixon’s employment is terminated by us without cause or by Mr. Dixon for good reason, we are required to pay him in 12 equal monthly installments an amount equal to 100% of his then-current annual base salary and his annual performance-based target bonus in effect on the date of termination, as well as all accrued but unpaid base salary, vacation pay, and reasonable and necessary expenses incurred on behalf of us prior to the termination date. Upon such a termination, and for a period of 12 months following the termination date, we are also required to maintain, on the same terms, any benefits that Mr. Dixon was receiving from us as of the termination date. If it is not permissible for us to continue coverage of Mr. Dixon under any insurance plans, we are required to pay Mr. Dixon such amount, net of state and federal income taxes, as will be sufficient for him to obtain such insurance coverage on an individual basis. If Mr. Dixon’s employment is terminated by us without cause or by Mr. Dixon for good reason following a change of control, the number of equity awards equal to 100% of the unvested equity awards granted to Mr. Dixon shall become immediately vested and exercisable. In the event of a change of control in which we are valued at $75 million or greater, the vesting schedule for all of Mr. Dixon’s unvested equity awards shall be accelerated by six months, subject to the further acceleration provisions of the Dixon agreement.

Kevin Bligh, Chief Accounting Officer

	Termination	Change of Control
Executive Benefits and Payments Upon Termination	Termination by the Company Without Cause	Change of Control and EnerNOC Valued at $75 Million or Greater	Change of Control and Termination by the Company Without Cause or by Employee for Good Reason
Base Salary	$120,000(1)	$0	$120,000(1)
Acceleration of Vesting of Equity	N/A	Immediate vesting of equity awards that would otherwise vest in the six months following change of control	Immediate vesting of 100% of all equity awards
Number of Stock Options and Value upon Termination	N/A	0 shares $0	0 shares $0
Number of Shares of Vested Stock and Units Received and Value upon Termination	N/A	13,823 shares $162,420	34,896 shares $410,028
Total:	$120,000	$162,420	$530,028

(1)	Amount equals 50% of Mr. Bligh’s annual base salary in effect on December 31, 2012.

Pursuant to our severance agreement with Mr. Bligh in effect on December 31, 2012, which we refer to as the Bligh agreement, if Mr. Bligh’s employment is terminated by us without cause, we are required to pay him an amount equal to 50% of his then-current annual base salary in six equal monthly installments, as well as all accrued but unpaid base salary, vacation pay, and reasonable and necessary expenses incurred on behalf of us prior to the termination date. If Mr. Bligh’s employment is terminated by us without cause or by Mr. Bligh for good reason following a change of control, the number of equity awards equal to 100% of the unvested equity awards granted to Mr. Bligh shall become immediately vested and exercisable. In the event of a change of control in which we are valued at $75 million or greater, the vesting schedule for all of Mr. Bligh’s unvested equity awards shall be accelerated by six months, subject to the further acceleration provisions of the Bligh agreement.

Under our severance agreements with Messrs. Samuels, Dixon and Bligh, good reason includes (i) a substantial reduction in the named executive’s then current base salary, without the named executive’s consent; or (ii) material and continuing diminution of the named executive’s title, responsibilities, duties and authority in our operation and management as compared to such title, responsibilities, duties and authority on the effective date of the respective severance agreement without the named executive’s consent. Under the severance agreements with Messrs. Samuels, Dixon and Bligh, cause includes: (i) willful failure to perform, or gross negligence in the performance of, the named executive’s duties for us or any of our affiliates, after written notice and an opportunity to cure; (ii) knowing and material breach by the named executive of any obligation to us or any of our affiliates with respect to confidential information, non-competition, non-solicitation or the like; (iii) the named executive’s breach of fiduciary duty, fraud, embezzlement or other material dishonesty with respect to us or any of our affiliates; or (iv) the named executive’s conviction of, or plea of nolo contendere to, a felony, other than felonies vehicular in nature, or any other crime involving moral turpitude.

Under our severance agreements with Messrs. Samuels, Dixon and Bligh, change of control includes (i) the sale of all or substantially all of our assets or our issued and outstanding capital stock; or (ii) merger or consolidation involving us in which our stockholders immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than 50% in voting power of capital stock or other equity interest of such surviving corporation or entity outstanding immediately after such merger or consolidation.

Timothy Weller, Former Chief Financial Officer and Treasurer

Mr. Weller resigned as our chief financial officer and treasurer effective as of March 31, 2012. No amounts were due to Mr. Weller under the terms of his employment arrangement with us in connection with his resignation.

Non-Employee Director Compensation

The following table shows the total compensation paid or accrued during fiscal 2012 to each of our non-employee directors, except for Messrs. Baum and Gyenes who were elected to our board of directors in April 2013. Upon election, each of Messrs. Baum and Gyenes received a compensation arrangement that is consistent with our Non-Employee Director Compensation Policy described below.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Name
Arthur Coviello	7,500(2)	120,400(3)	127,900
Richard Dieter	8,000(4)	105,400(5)	113,400
TJ Glauthier	63,000	42,900(6)	105,900
Susan Tierney	15,000(7)	72,900(8)	87,900

(1)	These amounts represent the aggregate grant date fair value for stock awards granted in fiscal 2012 computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Notes 1 and 9 to our audited consolidated financial statements included in our 2012 Form 10-K. See also our discussion in our 2012 Form 10-K of stock-based compensation under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation.”

(2)	Mr. Coviello elected to receive 100% of his annual cash fees for services to be performed in fiscal 2012 as (i) a member of the board of directors, (ii) a member of certain committees of the board of directors and (iii) lead independent director in shares of our common stock.

(3)	On March 1, 2012, Mr. Coviello was granted a fully-vested stock award of 15,435 shares of our common stock, the grant date fair value of which was $7.80, which included a grant of a fully-vested stock award of 9,935 shares in lieu of annual cash fees for services performed in fiscal 2012 and a grant of a fully-vested stock award of 5,500 shares in connection with the annual equity grant to directors. As of December 31, 2012, the last day of fiscal 2012, Mr. Coviello held options to purchase 13,207 shares of our common stock, all of which were vested.

(4)	Mr. Dieter elected to receive 100% of his annual cash fees for services to be performed in 2012 as a member of (i) the board of directors and (ii) certain committees of the board of directors in shares of our common stock.

(5)	On March 1, 2012, Mr. Dieter was granted a fully-vested stock award of 13,512 shares of our common stock, the grant date fair value of which was $7.80, which included a grant of a fully-vested stock award of 8,012 shares in lieu of annual cash fees for services performed in fiscal 2012 and a grant of a fully-vested stock award of 5,500 shares in connection with the annual equity grant to directors. As of December 31, 2012, the last day of fiscal 2012, Mr. Dieter held options to purchase 29,446 shares of common stock, all of which were vested.

(6)	On March 1, 2012, Mr. Glauthier was granted a fully-vested stock award of 5,500 shares of our common stock, the grant date fair value of which was $7.80, in connection with the annual equity grant to directors. As of December 31, 2012, the last day of fiscal 2012, Mr. Glauthier held options to purchase 23,784 shares of common stock, all of which were vested.

(7)	Dr. Tierney elected to receive a portion of the annual cash fees for services to be performed in 2012 as a member of the board of directors in shares of our common stock.

(8)	On March 1, 2012, Dr. Tierney was granted a fully-vested stock award of 9,346 shares of our common stock, the grant date fair value of which was $7.80, which included a grant of a fully-vested stock award of 3,846 shares in lieu of annual cash fees for services performed in fiscal 2012 and a grant of a fully-vested stock award of 5,500 shares in connection with the annual equity grant to directors. As of December 31, 2012, the last day of fiscal 2012, 667 shares of common stock subject to a restricted stock unit award granted to Dr. Tierney were unvested.

Non-Employee Director Compensation Policy

In February 2012, our board of directors, upon the recommendation of our compensation committee, approved our second amended and restated non-employee director compensation policy, or the amended director compensation policy, which established compensation to be paid to our non-employee directors in order to provide an inducement to obtain and retain the services of qualified persons to serve as members of our board of directors. The amended director compensation policy was applicable to all compensation, including equity compensation, paid to, or earned by, our non-employee directors in fiscal 2012 for their service as directors, including as members of the various committees of our board of directors.

The board of directors approved the amended director compensation policy in order to maintain non-employee director compensation amounts in line with approximately the 75th percentile of the director market consensus and to attract and retain qualified directors. The specific consensus and accompanying analysis were prepared by our independent compensation consultant, Connell. Specifically, in December 2011, our compensation committee engaged Connell to conduct a review and analysis of our non-employee director compensation program, which we refer to as the 2011 Connell board report. In connection with this review, Connell provided a comprehensive report consisting of market data and analysis, which we refer to as the director market consensus, in making compensation recommendations with respect to our non-employee directors. Our compensation committee considered the 2011 Connell board report, which allowed the compensation committee to better understand where our non-employee directors’ compensation packages stood relative to other similarly situated directors in the 2012 Connell peer group, in order to make its non-employee director compensation recommendations to our board of directors in February 2012.

Pursuant to the amended director compensation policy in effect during fiscal 2012 and upon his or her initial appointment to our board of directors, each non-employee director who is not associated with our principal stockholders receives such number of shares of restricted stock, restricted stock units and/or a non-qualified stock option to purchase such number of shares of our common stock as determined by the compensation committee of the board of directors at a meeting held during the first quarter of each fiscal year. These restricted stock, restricted stock unit and/or stock option awards vest over a three-year period, at a rate of 8.33% per quarter. Any vested and unexercised stock options granted pursuant to the amended director compensation policy will terminate on the earlier of seven years from the date of grant and three months after the recipient ceases to serve as a director, except in the case of death or disability, in which event the option will terminate one year from the date of the director’s death or disability. Any unvested restricted stock or restricted stock unit award granted pursuant to the amended director compensation policy will be immediately forfeited to the Company if the recipient ceases to serve as a director, except in the case of death or disability, in which event any restricted stock or restricted stock units that remain subject to forfeiture provisions that lapse periodically shall continue to vest to the extent of a pro rata portion of the restricted stock or restricted stock units subject to the grant through the date of the recipient’s death or disability as would have vested had such recipient not died or become disabled. The exercise price of any stock option granted pursuant to the amended director compensation policy is equal to the fair market value of our common stock on the date of grant.

In addition, under the amended director compensation policy in effect during fiscal 2012, each non-employee director who is not associated with our principal stockholders was compensated during fiscal 2012 as follows:

•

a fully vested stock award of 5,500 shares of our common stock, which was recommended by the compensation committee and approved by the board of directors in February 2012 and which was granted on March 1, 2012; and

•	a $30,000 annual retainer, which we refer to as the basic retainer fee, payable in advance in cash or shares of our common stock, at the election of the director and as described below; and

•	a fee of $1,000 for each board meeting attended in person and a fee of $500 for each board meeting attended by telephone or by other means of communication.

In addition, under the amended director compensation policy our lead independent director and the chairman and members of our audit, compensation, nominating and governance, and mergers and acquisitions committees who are not employees and not associated with our principal stockholders are entitled to receive annual retainer fees payable annually in advance as follows:

Role	Annual Fees— Chairman ($)	Annual Fees— Other Members ($)
Audit Committee	20,000	10,000
Compensation Committee	15,000	7,500
Nominating and Governance Committee	10,000	5,000
Mergers and Acquisitions Committee	10,000	5,000

Role	Annual Fees ($)
Lead Independent Director	20,000

Under the amended director compensation policy, our non-employee directors have the ability to elect to receive their annual retainer fees for serving as a member of our board of directors, any committee or as lead independent director in shares of our common stock, the grant date of such common stock to be the third business day after the date on which we announce our financial results for the fourth quarter and fiscal year ended December 31 of each year. Such annual retainer fees are payable in advance under the amended director compensation policy.

We have reimbursed and will continue to reimburse our non-employee directors who are not affiliated with our principal stockholders for their reasonable expenses incurred in attending meetings of our board of directors and committees of the board of directors.

At the meeting of our compensation committee that was held in February 2013, our compensation committee recommended, and our board of directors approved, our third amended and restated non-employee director compensation policy, or the third amended director compensation policy, solely to include certain share retention and ownership guidelines. The share retention and ownership guidelines provide that within four years of the date the guidelines became effective, or within four years after becoming a director, each director shall own a number of restricted and unrestricted shares valued at no less than four times the basic retainer fee. The shares subject to the share retention and ownership guidelines for each director will be valued on the first day of each fiscal year based on the average closing price of a share of our common stock for the previous fiscal year. The compensation committee is responsible for monitoring compliance with the share retention and ownership guidelines. Shares that count toward the ownership target for each director include all shares directly or beneficially owned by the director, unvested restricted stock granted under the 2007 Stock Plan (restricted stock will be applied toward the ownership requirements based on the value of restricted stock after taking into account any required share withholding) and shares of our common stock purchased on the open market. Except as described in this paragraph, our third amended director compensation policy is the same as the amended director compensation policy in effect during fiscal 2012, as described above.

Risk Assessment in Compensation Programs

Consistent with SEC disclosure requirements, we have assessed our compensation programs and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Management assessed our executive and broad-based compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. This risk assessment process included a review of program policies and practices, as well as program analysis, to identify risk and risk control related to the programs. We utilize a compensation structure consisting of base salary, performance-based bonus awards, equity awards and other benefits that are generally uniform in design and operation throughout the Company and with all levels of employees. Our compensation policies and practices are centrally designed and administered, and are substantially identical for all of our employees except for our sales personnel, who are paid primarily on a sales commission basis. In addition, our compensation policies are designed so that the compensation mix is not overly focused on either short-term or long-term incentives.

Our performance-based bonus awards are based on a balanced set of company-related metrics. These company-related metrics include our achievement of certain financial targets applicable to a certain fiscal year, as set by our board of directors. Performance-based bonus awards are paid, and in the case of equity awards, vest, only after the compensation committee has reviewed the financial results for the performance year. Our long-term incentives are primarily based on stock appreciation, which is determined by how the market values our common stock. We believe that the selection of three different types of long-term incentives (stock options, restricted stock units and restricted stock) helps to minimize the risk that officers will take actions that could cause harm to the corporation and its stockholders.

Our executive compensation policies and practices are overseen by the compensation committee, which is comprised of independent directors. Management discussed our risk assessment process regarding our compensation programs with the compensation committee and the full board of directors, which agreed with management’s conclusion that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Tax and Accounting Considerations

In making compensation decisions affecting our named executives, the compensation committee considers and, to the extent practicable and to the extent permitted by applicable law, intends to maximize our ability to deduct under applicable federal corporate income tax law compensation payments made to executive officers. Specifically, the compensation committee considers the requirements and the impact of Section 162(m) of the code, or Section 162(m), which generally disallows a deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and certain other highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). The compensation committee is mindful of deductibility for tax purposes of the named executives’ compensation. However, we may from time to time pay compensation to our executive officers that may not be deductible.

In accordance with generally accepted accounting standards, stock-based compensation cost is measured at grant date, based on the estimated fair value of the awards, and is recognized as an expense ratably over the requisite employee service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

COMPENSATION COMMITTEE REPORT(1)

The compensation committee of our board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement and incorporated into our 2012 Form 10-K.

Members of the EnerNOC, Inc. Compensation Committee TJ Glauthier (Chair) Arthur Coviello Richard Dieter

(1) The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than the Company’s 2012 Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF AUDIT COMMITTEE(2)

The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of NASDAQ, has furnished the following report:

The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in a charter adopted by the board of directors, which is available in the “Investors” section of our website at www.enernoc.com. The audit committee reviews and reassesses its charter annually and recommends any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP, our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2012, the audit committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with management and Ernst & Young LLP;

•

Discussed with the independent auditors matters required to be discussed under Statement on Auditing Standards No. 61, Communications with Audit Committees (SAS 61), as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•

Discussed with Ernst & Young LLP the matters required to be discussed with audit committees under generally accepted accounting standards, including, among other things, the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance) and the Public Company Accounting Oversight Board rules and regulations, as currently in effect, relating to the conduct of the audit; and

•

Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Rule 3526 of the Public Company Accounting Oversight Board. The audit committee further discussed with Ernst & Young LLP its independence. The audit committee also considered the status of taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements, discussions with management and discussions with, and written disclosures from Ernst & Young LLP, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

Members of the EnerNOC, Inc. Audit Committee Richard Dieter (Chair) Arthur Coviello TJ Glauthier

(2) The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than the Company’s 2012 Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL TWO—APPROVAL OF AMENDMENT AND RESTATEMENT OF THE

AMENDED AND RESTATED 2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

Our 2007 Employee, Director and Consultant Stock Plan was originally approved by our board of directors in April 2007 and approved by our stockholders in May 2007, and was amended and restated by our board of directors in April 2010 and approved by our stockholders in June 2010. We refer to the Amended and Restated 2007 Employee, Director and Consultant Stock Plan as the 2007 Stock Plan. On April 16, 2013, the board of directors approved an amendment and restatement of our 2007 Stock Plan, subject to stockholder approval, which we refer to as the 2007 Stock Plan Amendment. We are asking our stockholders to approve the 2007 Stock Plan Amendment at the annual meeting.

The 2007 Stock Plan Amendment makes the following material changes to the 2007 Stock Plan:

•	increases the number of shares of our common stock authorized for issuance under the 2007 Stock Plan by 2,500,000 shares;

•

eliminates the “evergreen provision” in the 2007 Stock Plan, which currently provides for an automatic annual increase in the number of shares available for issuance under the 2007 Stock Plan on January 1 of each year through 2017 equal to the lesser of (i) 520,000 shares or (ii) an amount determined by our board of directors;

•	provides that the number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the 2007 Stock Plan will be 9,220,000 shares; and

•

prohibits the repricing of any outstanding stock option under the 2007 Stock Plan by reducing the exercise price of the stock option and the cancellation of any outstanding stock option that has an exercise price greater than the then current fair market value of our common stock in exchange for cash or other stock awards under the 2007 Stock Plan without obtaining the prior approval of our stockholders.

Why You Should Vote For the 2007 Stock Plan Amendment

Equity Awards Are an Important Part of Our Compensation Philosophy

The board of directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel, consultants and advisors. The board of directors believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, consultants and advisors, particularly in the competitive Boston and San Francisco markets, and better aligns the interests of such persons with those of our stockholders. Therefore, the board of directors believes that the approval of the 2007 Stock Plan Amendment is in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.

If this proposal is approved by our stockholders, the 2007 Stock Plan Amendment will become effective upon the date of the annual meeting. In the event that our stockholders do not approve this proposal, the 2007 Stock Plan Amendment will not become effective and the 2007 Stock Plan will continue in its current form. However, without the 2007 Stock Plan Amendment, we believe that the shares available for grant under the 2007 Stock Plan will be insufficient to meet our anticipated recruiting and retention needs.

We Have Experienced and Expect to Continue to Experience Substantial Growth in Our Business

Since inception, our business has grown substantially. We began by providing demand response services in one state in 2003 and have expanded to providing our portfolio of energy management applications, services and products in several regions throughout the United States, as well as internationally in Australia, Canada, New Zealand and the United Kingdom. We grew our revenues from $60.8 million for the year ended December 31,

2007 to $278.0 million for the year ended December 31, 2012, and, as of the date of this proxy statement, we currently expect full year 2013 revenues to be in the range of $360 million to $400 million. As of December 31, 2007, we had approximately 250 full time-employees, compared to approximately 685 full-time employees as of December 31, 2012 and approximately 720 full-time employees as of the record date, or April 8, 2013. As described above, our management and board of directors strongly believe that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate our employees, including our executives, and our consultants and advisors, and is a substantial contributing factor to our success and the growth of our business.

We Manage Our Equity Award Use Carefully and Dilution Is Reasonable

We manage our long-term stockholder dilution by limiting the number of equity awards granted annually. The compensation committee monitors our annual burn rate, dilution, and equity expense to ensure that we maximize stockholders’ value by granting only the appropriate number of equity awards necessary to attract, reward, and retain key personnel, consultants and advisors.

The following table provides certain additional information regarding our equity award program.

As of March 31, 2013
Total shares subject to outstanding stock options	1,210,752
Total shares subject to outstanding full value awards	2,467,129
Weighted-average exercise price per share of outstanding stock options	$16.66
Weighted-average remaining term of outstanding stock options	3.6 years
Total shares available for grant under the 2007 Stock Plan	444,853
Total shares available for grant under other equity plans	—

As of April 8, 2013 (Record Date)
Total common stock outstanding	29,996,950
Closing price of common stock as reported on The NASDAQ Global Market	$16.55

The following table shows our responsible burn rate history. In the following table, “options” represents the gross number of shares subject to options granted in each year and “full value awards” represents the sum of the gross number of shares subject to all other time-based awards granted in each year (that is, restricted stock awards, restricted stock unit awards and stock awards in lieu of bonuses) and actual shares delivered pursuant to performance-based awards other than options.

Fiscal Year	2012	2011	2010
Grants under 2007 Stock Plan
Options	10,800	44,650	312,868
Full value awards	692,485	501,042	386,581

Total	703,285	545,692	699,449
Weighted average common shares outstanding (basic)	26,551,234	25,799,494	24,611,729
Burn Rate	2.6%	2.1%	2.8%

In evaluating whether to approve the 2007 Stock Plan Amendment, our board of directors reviewed certain management forecasts of equity awards for issuance under the 2007 Stock Plan.

2007 Stock Plan	2012 Actual	2013 Forecast	2014 Forecast	2015 Forecast
Shares Available for Award—Beginning Balance	1,521,625	786,872	2,371,211	1,130,961
Automatic Annual Increase per 2007 Stock Plan	520,000	520,000	—	—
Stockholder Approval—May 2013	—	2,500,000	—	—
Allocations
Options	(10,800)	(5,000)	(5,000)	(5,000)
Restricted Stock Awards (“RSAs”)	(1,581,878)	(1,614,411)	(1,321,000)	(1,284,000)
Stock Awards in Lieu of Bonus to CEO	(44,871)	(30,000)	(30,000)	(30,000)
Total Allocations	(1,637,549)	(1,649,411)	(1,356,000)	(1,319,000)
Adjustments
Cancellations—Add	382,796	213,750	115,750	121,250
Total Adjustments	(1,254,753)	(1,435,661)	(1,240,250)	(1,197,750)
Shares Available for Award—Ending Balance	786,872	2,371,211	1,130,961	(66,789)*

*	As further described below, based on these forecasts, we do not anticipate that the 2007 Stock Plan Amendment will allow us to provide grants necessary to attract, retain and motivate key personnel, consultants and advisors through the end of 2015.

In addition, our board of directors reviewed certain forecasts of grant utilization for different categories of grants over the periods indicated, as summarized below. These forecasts included forecasts for grants to executive and employee new hires, annual performance-based grants to existing eligible employees, stock awards in lieu of bonuses, and initial and annual grants for non-employee directors.

2007 Stock Plan	2012 Actual	2013 Forecast		2014 Forecast	2015 Forecast
Option Grants
—New Hire	2,100	2,500		2,500	2,500
—Service-Based Vesting	8,700	2,500		2,500	2,500
—Director	—	—		—	—

Subtotal Option Grants	10,800	5,000		5,000	5,000
RSA Grants
—New Hire	230,025	433,000	(1)	433,500	396,500
—Service-Based Vesting	285,050	575,413		350,000	350,000
—Performance-Based Vesting	1,023,010	479,258		500,000	500,000
—Director	43,793	126,740	(2)	37,500	37,500

Subtotal RSA Grants	1,581,878	1,614,411		1,321,000	1,284,000
Stock Awards in Lieu of Bonus to CEO(3)	44,871	30,000		30,000	30,000

Total	1,637,549	1,649,411		1,356,000	1,319,000

(1)	Includes the restricted stock award of 160,000 shares granted to Mr. Moses in connection with the commencement of his employment as our new Chief Financial Officer.

(2)	The aggregate grants to members of our board of directors in 2013 include the initial grants to each of James Baum and Peter Gyenes, who were elected to our board of directors in April 2013, an anticipated initial grant in connection with recruiting a new member of our board of directors, assuming such new director is elected and the related initial grant is made in 2013, and grants to directors who have elected to receive their annual retainers for serving as members of our board of directors and committees in shares of our common stock.

(3)	For 2012, this amount includes the fully vested shares that Mr. Healy received as payment of his entire 2011 performance-based bonus amount. For 2013, 2014 and 2015, these forecasts consist of an estimated 30,000 fully vested shares granted to Mr. Healy because he is required, pursuant to the terms of his employment agreement, as amended, to receive the entire amount of his annual performance-based target bonus amount in shares of our common stock.

The Size of Our Share Reserve Request Is Reasonable

If the 2007 Stock Plan Amendment is approved by our stockholders, we will have approximately 2,754,853 shares available for grant after our annual meeting (after having granted the new-hire award to Mr. Moses), which we view as necessary to provide a predictable amount of equity for attracting, retaining, and motivating key personnel, consultants and advisors.

We anticipate that such amount will be less than a two-year pool of shares after the end of 2013 and that we will return to our stockholders in 2015 with another request to increase the number of shares authorized for issuance under the 2007 Stock Plan.

As of March 31, 2013 and including the additional 2,500,000 shares requested under the 2007 Stock Plan Amendment in this Proposal Two, our equity incentive dilution is approximately 18%. We define equity incentive dilution as (shares available for grant + shares subject to outstanding equity awards)/(common stock outstanding + shares available for grant + shares subject to outstanding equity awards). Because approval of this Proposal Two will result in a small increase in total dilution and this dilution may exceed the standard approval guidelines used by some stockholders, we ask that our stockholders consider the following:

•	Approximately 62% of the total equity awards granted in 2012 were performance-based awards that vest solely based on achievement of performance criteria.

•

If Proposal Two is approved, there will be no further automatic annual increases pursuant to the “evergreen provision” currently in the 2007 Stock Plan (which would otherwise provide for further automatic increases for four more years covering up to a maximum of 2,080,000 shares).

•	The 2007 Stock Plan is a broad-based plan that we use to make grants to our key employees, consultants and advisors.

•

Our business and employee base has grown substantially over the past few years as we continue to grow and invest in our energy management applications, services and products, and equity awards serve as an important tool for us to attract the type of employees, consultants and advisors who will allow us to continue to be a leader in our industry.

•

We were strategic with our equity awards granted under the 2007 Stock Plan in recent years as a means to retain and incentivize our employees, including our executives, and to serve to enhance the link between the creation of stockholder value and short-term to mid-term employee incentive compensation. Specifically, the following strategic cash-for-equity programs were enacted by our management and board of directors:

•

In late 2011, all non-executive employees were given the opportunity to receive the value of a designated portion of their 2012 or their 2012 and 2013 base salaries in unvested restricted shares of our common stock, which vest over time as services are rendered. The restricted shares underlying this program were granted in late 2011.

•

A similar program was offered to certain members of senior management, including all executive officers and named executives, in early 2013, pursuant to which such members could elect to receive the value of a designated portion of their 2013 base salaries in unvested restricted shares our common stock, which vest over time as services are rendered. The restricted shares underlying this program were granted in early 2013.

•

In February 2012, our board of directors approved the 2012/2013 bonus plans, as more fully described in the section titled “2012/2013 Executive Bonus Plans.” For each of our named executives other than our chief executive officer and chairman, 25% of each of the 2012 and 2013 performance-based target bonus amount payable to each named executive for performance in 2012 and 2013, respectively, will be paid in shares of our common stock, such percentage subject to increase to 100% at the election of the named executive. 100% of the 2012 and 2013 performance-based target bonus amount payable to our chief executive officer and chairman will be paid in shares of our common stock, pursuant to the terms of his employment agreement, as amended, with the Company. The unvested restricted shares underlying the 2012/2013 bonus plans were granted in early 2012 and only vest if performance-based bonuses are earned.

•

A similar bonus program for 2012 and 2013 was approved in early 2012 for all non-executive employees, pursuant to which 25% percent of each of the 2012 and 2013 performance-based target bonus amount payable to all such employees for performance in 2012 and 2013, respectively, will be paid in shares of our common stock. For certain members of non-executive senior management, such percentage was subject to increase to 100% upon election of any such member. The unvested restricted shares underlying this bonus program were granted in early 2012 and only vest if performance-based bonuses are earned.

While these strategic cash-for-equity programs were dilutive, we believe that these programs served as a successful retention mechanism during a period of time when the performance of our stock price was not as strong as it had been historically. During the period beginning on January 1, 2012 and ending on April 1, 2013, the high and low closing prices per share of our common stock, as reported on The NASDAQ Global Market, were $17.92 (on March 22, 2013) and $5.57 (on May 18, 2012). We do not currently intend to enact any similar equity programs in the foreseeable future.

Note Regarding Forecasts and Forward-Looking Statements

We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth above in this Proposal Two include embedded assumptions regarding option exercise, employee turnover and competitive grant guidelines which are highly dependent on the public trading price of our common stock and other factors, which we do not control, and, as a result, we do not as a matter of practice provide forecasts. In evaluating these forecasts, our board of directors recognized the high variability inherent in these assumptions. These forecasts reflect various assumptions regarding our future operations.

The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such. Neither we nor any other person makes any representation to any of our stockholders regarding actual outcomes compared to the information contained in the forecasts set forth above. Although presented with numerical specificity, the forecasts are not fact and reflect numerous assumptions and estimates as to future events made by our management that our management believed were reasonable at the time the forecasts were prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to our business, all of which are difficult to predict and many of which are beyond the control of our management. In addition, the utilization forecasts with respect to our equity awards do not take into account any circumstances or events occurring after the date that they were prepared and, accordingly, do not give effect to any changes to our operations or strategy that may be implemented in the future. Accordingly, actual outcomes may be, and likely will be, materially different than those reflected in the forecasts. We do not intend to update or otherwise revise the forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events even if any or all of the assumptions underlying the forecasts are shown to be in error. The forecasts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21A of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics, if any, with respect to certain equity awards, the extent of option exercise activity, and others described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

Summary of the 2007 Stock Plan

The following is a summary of the material terms of the 2007 Stock Plan, as it is proposed to be amended and restated. This summary is qualified in its entirety by reference to the complete text of the 2007 Stock Plan, as proposed to be amended and restated, which is attached as Appendix I to this proxy statement and incorporated herein by reference. The summary is not intended to be a complete description of the terms of the 2007 Stock Plan.

Types of Awards.    The 2007 Stock Plan provides for the grant of incentive stock options, nonqualified stock options, stock grants and other stock-based awards.

Shares Available for Awards.    Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the 2007 Stock Plan, as it is proposed to be amended and restated, is equal to the sum of (i) 5,100,000 shares, (ii) any shares that are represented by awards granted under our 2003 Stock Plan that are forfeited, expire or are cancelled without delivery of shares or which result in the forfeiture of shares back to us on or after the effective date of the 2007 Stock Plan, provided that no more than 1,000,000 shares may be added to the 2007 Stock Plan pursuant to such forfeiture, expiration or cancellation and (iii) 3,120,000 shares that were added to the 2007 Stock Plan pursuant to the “evergreen provision” previously contained in the 2007 Stock Plan, which provided for certain automatic annual increases in the number of shares available for issuance under the 2007 Stock Plan from 2008 through 2013.

The shares underlying any awards that are forfeited, canceled, expire or are otherwise terminated (other than by exercise) under the 2007 Stock Plan are added back to the shares available for issuance under the 2007 Stock Plan. Shares tendered to pay the exercise price of an option or withheld to satisfy tax withholding obligations in connection with an award granted under the 2007 Stock Plan are not available for future issuance under the 2007 Stock Plan.

As of April 8, 2013, the closing price of our common stock as reported on The NASDAQ Global Market was $16.55 per share.

Plan Administration.    Our board of directors has the authority to administer the 2007 Stock Plan. Pursuant to the terms of the 2007 Stock Plan, our board of directors has delegated such authority to our compensation committee. Accordingly, our compensation committee has full power and authority, subject to the provisions of the 2007 Stock Plan and applicable law, to select the participants to whom awards will be granted, to make any combination of awards to participants, to determine the number of shares of common stock to be covered by awards, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, including but not limited to, whether the vesting or payment of all or any portion of any award may be subject to one or more performance goals. To the extent permitted under applicable law, our compensation committee may delegate to any person all or part of the compensation committee’s authority and duties with respect to the granting of awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” (as defined in the Code).

Eligibility and Limitations on Grants.    All of the approximately 720 employees, four non-employee directors and 183 consultants of the Company and its affiliates as of April 8, 2013 are eligible to participate in the 2007 Stock Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2007 Stock Plan only to employees of the Company and its affiliates. In addition, the compensation committee may authorize the grant of awards to prospective employees, directors and consultants of the Company and its affiliates, conditioned upon such person becoming eligible to become a participant in the 2007 Stock Plan at or prior to the execution of the applicable award agreement.

Subject to adjustment for certain changes in our capitalization, no more than 130,000 shares may be granted pursuant to awards under the 2007 Stock Plan to any one individual during any one fiscal year.

Repricing; Cancellation and Re-Grant of Stock Awards.    Under the 2007 Stock Plan, as it is proposed to be amended and restated, neither the board of directors nor the compensation committee has the authority to reprice any outstanding stock option by reducing the exercise price of the stock option or to cancel any outstanding stock option that has an exercise price greater than the then current fair market value of our common stock in exchange for cash or other stock awards under the 2007 Stock Plan without obtaining the prior approval of our stockholders.

Performance Goals.    The 2007 Stock Plan allows us to grant certain awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. In order to grant such awards, the 2007 Stock Plan provides that our compensation committee may require that the issuance or vesting of such awards be conditioned on the satisfaction of performance goals established by the compensation committee. Such performance goals may be based on one or more of the following performance criteria, which may be applied to the Company, an affiliate of the Company or a division or strategic business unit of the Company: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; and (xiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions. We believe it is in the best interests of the Company and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code. However, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as “performance-based compensation” for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

Stock Options.    The 2007 Stock Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) non-qualified stock options.

The exercise price of each option will be determined by the compensation committee but may not be less than 100% of the fair market value of our common stock on the date of grant and, in the case of certain incentive stock options (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of each option will be fixed by our compensation committee and may not exceed ten years from the date of grant and, in the case of certain incentive stock options (see “Limitations on Incentive Stock Options” below), may not exceed five years. Our compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by our compensation committee. Options may be exercised in whole or in part with written notice to us.

Upon exercise of options, the exercise price must be paid in full either (i) in cash, by check or other instrument acceptable to our compensation committee, (ii) at the discretion of the compensation committee, by tendering unrestricted shares of common stock owned by the optionee for at least six months that have a fair market value equal as of the date of exercise to the cash exercise price of the options, (iii) at the discretion of the compensation committee, by having us retain from the shares otherwise issuable upon exercise of the options a number of shares having a fair market value equal as of the date of exercise to the cash exercise price of the options, (iv) at the discretion of the compensation committee and subject to applicable law, by a “cashless exercise” through a broker pursuant to an established cashless exercise program with a securities brokerage firm, (v) at the discretion of the compensation committee, by any combination of (i), (ii), (iii), or (iv) above, or (vi) in any other form of lawful consideration as determined by the compensation committee.

Except as otherwise provided in a participant’s option agreement, in the event of a participant’s termination of service with the Company or an affiliate for any reason other than termination for cause, disability or death, the participant may exercise any vested portion of the option within such term designated by the compensation committee in the participant’s option agreement. Except as otherwise provided in a participant’s option agreement, in the event of a participant’s termination of service with the Company or an affiliate for cause, all of the participant’s outstanding and unexercised options as of the time the participant is notified of such termination will immediately be forfeited. If the compensation committee determines, subsequent to a participant’s termination of service but prior to the exercise of an option, that either prior or subsequent to the participant’s termination the participant engaged in conduct which would constitute “cause,” then the option will be forfeited. Except as otherwise provided in a participant’s option agreement, in the event of a participant’s termination of service with the Company or an affiliate due to the participant’s disability or death, the option may be credited with additional vesting on a prorated basis and the participant (or in the case of death, the participant’s legal representative and/or any person who acquired the participant’s right to exercise the option by will or by the laws of descent and distribution) may exercise any vested portion of the option within the earlier of (i) one year following such termination or (ii) the original term of the option. In the event of a participant’s disability or death within three months following termination of service, the participant (or in the case of death, the participant’s legal representative and/or any person who acquired the participant’s right to exercise the option by will or by the laws of descent and distribution) may exercise any vested portion of the option within the earlier of (i) one year following such termination or (ii) the original term of the option.

Limitations on Incentive Stock Options.    The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000.

No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied: (i) the exercise price of the incentive stock option must be at least 110% of the fair market value of the stock subject to the incentive stock option on the date of grant; and (ii) the term of the incentive stock option must not exceed five years from the date of grant.

Subject to adjustment for changes in our capitalization, the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the 2007 Stock Plan, as it is proposed to be amended, is 9,220,000 shares.

Stock Grants.    Our compensation committee may award shares of our common stock to participants subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

The purchase price, if any, of the shares covered by a stock grant will be determined by the compensation committee and must be paid in full either (i) in cash or by check, (ii) at the discretion of the compensation committee, by tendering unrestricted shares of common stock owned by the participant for at least six months that have a fair market value equal as of the date of acceptance to the purchase price, (iii) at the discretion of the compensation committee, by a personal recourse note, (iv) at the discretion of the compensation committee, by any combination of (i), (ii) or (iii) above, or (iv) in any other form of lawful consideration as determined by the compensation committee.

In the event of a participant’s termination of service with the Company or an affiliate for any reason before the participant has accepted a stock grant, such offer will terminate. Except as otherwise provided in a participant’s stock grant agreement, in the event of a participant’s termination of service with the Company or an affiliate for any reason other than termination for cause, disability or death, the Company will have the right to cancel or repurchase the number of shares subject to the stock grant as to which the Company’s forfeiture or repurchase rights have not lapsed. Except as otherwise provided in a participant’s stock grant agreement, in the event of a participant’s termination of service with the Company or an affiliate for cause, all shares subject to the stock grant that are subject to the Company’s forfeiture or repurchase rights will be immediately forfeited as of the time the participant is notified of such termination. If the compensation committee determines, subsequent to a participant’s termination of service that either prior or subsequent to the participant’s termination the participant engaged in conduct which would constitute “cause,” then the Company’s repurchase rights will apply to all of the participant’s shares. Except as otherwise provided in a participant’s option agreement, in the event of a participant’s termination of service with the Company or an affiliate due to the participant’s disability or death, to the extent the Company’s forfeiture or repurchase rights have not lapsed on the date of disability or death, they will be exercisable; provided, however, that the stock grant may be credited with additional vesting on a prorated basis.

Stock-Based Awards.    Our compensation committee may award other stock-based awards valued by reference to or otherwise based on shares of our common stock including, without limitation, the grant of shares of our common stock, the grant of securities convertible into shares of our common stock and the grant of stock appreciation rights, phantom stock awards or stock units. Our compensation committee may award such stock-based awards subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

The purchase price, if any, of the shares covered by a stock-based award will be determined by the compensation committee and must be paid in full in any of the forms of payment described in “Stock Grants” above.

Tax Withholding.    Participants in the 2007 Stock Plan are responsible for the payment of any Federal, state or local income taxes, employment taxes or other amounts that we are required by law to withhold upon any option exercise, vesting or settlement of awards. We may withhold from the participant’s compensation, if any, or may require that the participant make a cash payment to us for the statutory minimum amount of such withholdings, or subject to approval by our compensation committee, by transferring to us shares or a promissory note having a value equal to the amount of such taxes.

Transferability.    Awards granted under the 2007 Stock Plan are not transferable by participants other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the compensation committee in its discretion and set forth in the applicable award agreement. Subject to the approval of the compensation committee, a participant may designate a beneficiary for awards granted under the 2007 Stock Plan.

Capitalization Adjustments.    In the event of certain capitalization adjustments, the compensation committee will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2007 Stock Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of incentive stock options; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding awards.

Corporate Transaction Provisions.    The 2007 Stock Plan provides that in the event the Company is to be consolidated with or acquired by another entity in a merger, or sale of all or substantially all of the Company’s assets, our board of directors or the board of directors of any entity assuming the Company’s obligations under the 2007 Stock Plan will, as to outstanding options, either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options either the consideration payable with respect to the outstanding shares of common stock in connection with the transaction or securities of any successor or acquiring entity, (ii) upon written notice, provide that all options then outstanding must be exercised (either to the extent then exercisable or, at the discretion of our board of directors, all options being made fully exercisable) within a specified number of days of the date of such notice, at the end of which period such options will terminate, or (iii) provide that all options then outstanding will be terminated in exchange for a cash payment equal to the excess of the fair market value for the shares subject to such options (either to the extent then exercisable or, at the discretion of our board of directors, all options being made fully exercisable) over the exercise price thereof.

With respect to outstanding stock grants, our board of directors or the board of directors of any entity assuming the Company’s obligations under the 2007 Stock Plan, will either (i) make appropriate provisions for the continuation of such stock grants by substituting on an equitable basis for the shares then subject to such stock grants either the consideration payable with respect to the outstanding shares of common stock in connection with the transaction or securities of any successor or acquiring entity, or (ii) terminate all stock grants in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such stock grants over the purchase price thereof, if any. In addition, in the event of a corporate transaction, our board of directors may waive the Company’s forfeiture or repurchase rights with respect to outstanding stock grants.

Amendments and Termination.    Our board of directors may at any time amend or terminate the 2007 Stock Plan and our compensation committee may at any time amend any outstanding award. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. We will obtain stockholder approval of any amendment to the 2007 Stock Plan as required by applicable law and listing requirements.

Duration of 2007 Stock Plan.    Our board of directors adopted the 2007 Stock Plan on April 25, 2007, and the 2007 Stock Plan became effective on May 23, 2007, in connection with the consummation of our initial public offering. Unless sooner terminated by our board of directors, the 2007 Stock Plan will expire on May 23, 2017.

Federal Income Tax Information

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2007 Stock Plan to participants and us, based on the current provisions of the Code and regulations, are as follows. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2007 Stock Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Incentive Stock Options

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Stock Options

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then fair market value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants

With respect to stock grants under the 2007 Stock Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Our Deductions

As a result of Section 162(m) of the Code, our deduction for certain awards under the 2007 Stock Plan may be limited to the extent that any “covered employee” under Section 162(m) of the Code receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The 2007 Stock Plan is structured to allow grants that are intended to qualify as performance-based compensation.

New Plan Benefits

The benefits or amounts that will be received by or allocated to our executive officers, non-executive directors and employees under the 2007 Stock Plan are not determinable because the 2007 Stock Plan does not provide for set benefits or amounts, or objective criteria for determining the compensation thereunder with regard to any participants, and we have not approved any awards that are conditioned on stockholder approval of this proposal.

2007 Stock Plan Benefits

The following table sets forth, for each of the individuals and various groups indicated, the number of shares of our common stock subject to awards granted under the 2007 Stock Plan as of April 8, 2013.

Amended and Restated 2007 Employee, Director and Consultant Stock Plan
Name and position	Number of shares subject to awards
Timothy Healy Chairman of the Board and Chief Executive Officer	936,523
David Brewster President	506,778
David Samuels Executive Vice President	387,910
Gregg Dixon Senior Vice President of Marketing and Sales	393,839
Kevin Bligh Chief Accounting Officer	83,012
Timothy Weller Former Chief Financial Officer and Treasurer	185,000
All Current Executive Officers as a Group	2,308,062
All Current Non-Executive Directors as a Group	195,477
All Employees as a Group (including all current non-executive officers)	4,315,838
Each Nominee for Election as a Director
Timothy Healy	936,523
David Brewster	506,778
Each associate of any director, executive officer or nominee	0
Each other current and former 5% holder or future 5% recipient	0

The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to approve the 2007 Stock Plan Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

APPROVAL OF THE 2007 STOCK PLAN AMENDMENT.

PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The audit committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2013. The board of directors proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2012. We expect that representatives of Ernst & Young LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2012 and December 31, 2011, and fees billed for other services rendered by Ernst & Young LLP during those periods.

Category of Service	2012	2011
Audit fees(1)	$1,183,100	$1,145,000
Audit-related fees(2)	—	50,000
Tax fees(3)	490,085	270,000
All other fees(4)	5,000	5,000

Total	$1,678,185	$1,470,000

(1)	Audit fees consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, review of our quarterly condensed consolidated financial statements, audit of the effectiveness of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002, statutory audits of our foreign subsidiaries, consultations on accounting matters directly related to the audit, and consents and assistance with, and review of, documents filed with the SEC.

(2)	Audit-related fees consist of fees for professional services provided in connection with the acquisitions that we completed in fiscal 2011. No such fees were incurred in fiscal 2012.

(3)	Tax fees consist primarily of assistance in the preparation of federal and state income tax filings and consultation regarding ongoing tax matters.

(4)	All other fees relate to accessing Ernst & Young LLP’s accounting research and financial reporting disclosure software.

Pre-Approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. We generally do not request such services from the independent registered public accounting firm.

Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

The audit committee has considered whether Ernst & Young LLP is independent for the purposes of providing external audit services to the Company, and the audit committee has determined that it is.

In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the audit committee will reconsider its appointment. If our stockholders ratify the selection of Ernst & Young LLP, the audit committee may still, in its discretion, decide to appoint a different independent registered public accounting firm at any time during the year ending December 31, 2013, if it concludes that such a change would be in the best interests of EnerNOC and our stockholders.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE

RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Indemnification Arrangements

Under our certificate of incorporation, we will indemnify our directors and officers to the fullest extent permitted by Delaware law. We have also entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, provide for us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person’s services as our director or officer, any of our subsidiaries from time to time or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Employment Arrangements

In April 2007, we entered into an employment offer letter with Herbert Healy, who is the father of Timothy Healy, our chief executive officer and chairman of our board of directors. Mr. Healy currently serves as our senior director of regulatory affairs. Pursuant to his offer letter, Mr. Healy receives a bi-weekly salary of approximately $5,800 and is eligible to receive bonuses consisting of grants of equity awards and cash. Mr. Healy is entitled to participate in all employee benefit plans generally available to employees, including medical, dental, disability and life insurance plans and our 401(k) plan. From January 1, 2012 until the date of this proxy statement, we paid Mr. Healy an aggregate amount equal to $245,257.

Policy for Approval of Related Person Transactions

Pursuant to our audit committee charter currently in effect, the audit committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us, such as our executive officers, directors, 5% or greater stockholders and certain family members and affiliates of the foregoing, has or will have a direct or indirect material interest. In reviewing and approving such transactions, the audit committee will obtain, or will direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion will be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the audit committee in some circumstances. The audit committee charter states that no related person transaction will be entered into prior to the completion of these procedures.

The audit committee or its chairman, as the case may be, will approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary. No member of the audit committee will participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

OTHER MATTERS

Our board of directors knows of no other business which will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS

To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2014, stockholder proposals must be received no later than December 27, 2013, however if the date of the date of the 2014 annual meeting of stockholders is changed by more than thirty (30) days from the date of the 2013 annual meeting, then the deadline for receipt of stockholder proposals is a reasonable time before we begin to print and send our proxy materials relating to the 2014 annual meeting of stockholders. To be considered for presentation at the 2014 annual meeting of stockholders, although not included in the proxy statement, proposals, including director nominations, must be received no earlier than February 10, 2014 and no later than March 12, 2014; provided, however, that in the event that the date of the 2014 annual meeting of stockholders is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the 2013 annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which we make a public announcement of the date of such meeting.

Proposals that are not received in a timely manner will not be voted on at the 2014 annual meeting of stockholders. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Secretary, EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, MA 02110.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations regarding the filing of required reports, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater-than-ten-percent beneficial owners with respect to fiscal 2012 were met.

ELECTRONIC DELIVERY OF COMPANY STOCKHOLDER COMMUNICATIONS

Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

•	following the instructions provided on your proxy card or voter instruction form; or

•	going to http://investor.enernoc.com/annual-proxy.cfm and following the instructions provided.

BY ORDER OF THE BOARD OF DIRECTORS

David Samuels Secretary

Boston, Massachusetts

April 26, 2013

OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE (OR VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE). A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

Appendix I

ENERNOC, INC.

AMENDED AND RESTATED

2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this EnerNOC, Inc. 2007 Employee, Director and Consultant Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan, the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

Common Stock means shares of the Company’s common stock, $.001 par value per share.

Company means EnerNOC, Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1)	If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)	If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)	If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance-Based Award means a Stock Grant or Stock—Based Award as set forth in Paragraph 9 hereof.

Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; and (xiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

Plan means this Amended and Restated EnerNOC, Inc. 2007 Employee, Director and Consultant Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Grant means a grant by the Company of Shares under the Plan, which the Committee may structure to qualify in whole or in part as “performance-based compensation” under Section 162(m) of the Code.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 5,100,000 shares of Common Stock; (ii) any shares of Common Stock that are represented by awards granted under the Company’s 2003 Stock Option and Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after the date on which this Plan became effective; provided, however, that no more than 1,000,000 Shares shall be added to the Plan pursuant to subsection (ii); and (iii) 3,120,000 shares of Common Stock that were added to the Plan pursuant to the provision previously in the Plan which provided for automatic annual increases in the number of Shares available for issuance under the Plan during the period beginning in fiscal year 2008 through fiscal year 2013; or, in each case, the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan.

(b) Subject to Subparagraph (a) above, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs under the Plan shall be 9,220,000 shares, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan.

(c) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation to fail to so qualify under Section 162(m).

Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Stock Rights;

c.	Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 130,000 Shares be granted to any Participant in any fiscal year;

d.	Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

e.	Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

f.	Make changes to any outstanding Stock Right, including, without limitation, to accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent;

g.	Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code; and

h.	Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

Notwithstanding anything in the Plan to the contrary, neither the Board of Directors nor the Committee shall have the authority to (i) reduce the exercise price of any outstanding Option under the Plan, or (ii) cancel any outstanding Option that has an exercise price greater than the then current Fair Market Value of the Common Stock in exchange for cash or other Stock Rights under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

a.	Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

i.	Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

ii.	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

iii.	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

iv.	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

b.	ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

i.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above.

ii.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

iii.	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

iv.	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)	Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b)	Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)	Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time or attainment of Performance Goals upon which such rights shall accrue and the purchase price therefor, if any.

8.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9.	PERFORMANCE-BASED AWARDS.

Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code (“Performance-Based Awards”). A Participant’s Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards

will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 28) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

11.	ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above; or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.	Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.	The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e.	A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f.	Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b.	For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.	“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d.	Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i) To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

(ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

b.	A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

c.	The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

a.	In the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i) To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

b.	If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

a.	All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

b.	For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.	“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d.	Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

21.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of

Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.	The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

a. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a), 3(b) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

b. Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company forfeiture or repurchase rights with respect to outstanding Stock Grants.

c. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance of the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

d. Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs a, b or c above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect if any, of a Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

e. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph a, b or c above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6b(iv).

f. Modification of Performance-Based Awards. Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as “performance based compensation” under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 30) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

The Plan will terminate on May 23, 2017, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator , including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code; to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers; and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Nothing in this Paragraph 32 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

ANNUAL MEETING OF STOCKHOLDERS OF

EnerNOC, Inc.

May 28, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at http://investor.enernoc.com/annual-proxy.cfm

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

20230030000000001000 6	052813

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	To elect two members to our board of directors to serve as Class III directors, for a three-year term expiring in 2016.			2.

To approve an amendment and restatement of the Amended and Restated 2007 Employee, Director and Consultant Stock Plan to, among other things, increase the number of shares of the Company’s common stock authorized for issuance thereunder by 2,500,000 shares.

						FOR AGAINST ABSTAIN ☐ ☐ ☐
☐	FOR ALL NOMINEES	NOMINEES: O Timothy Healy O David Brewster
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐ ☐ ☐
☐	FOR ALL EXCEPT (See instructions below)			4.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —				PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE This proxy is solicited on behalf of the Board of Directors.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

					I/We will attend the annual meeting.	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

EnerNOC, Inc.

May 28, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://investor.enernoc.com/annual-proxy.cfm

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

20230030000000001000 6	052813

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	To elect two members to our board of directors to serve as Class III directors, for a three-year term expiring in 2016.			2.

To approve an amendment and restatement of the Amended and Restated 2007 Employee, Director and Consultant Stock Plan to, among other things, increase the number of shares of the Company’s common stock authorized for issuance thereunder by 2,500,000 shares.

						FOR AGAINST ABSTAIN ☐ ☐ ☐
☐	FOR ALL NOMINEES	NOMINEES: O Timothy Healy O David Brewster
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐ ☐ ☐
☐	FOR ALL EXCEPT (See instructions below)			4.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —				PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE This proxy is solicited on behalf of the Board of Directors.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

					I/We will attend the annual meeting.	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

	0	¢

ENERNOC, INC.

Proxy for Annual Meeting of Stockholders

May 28, 2013

The undersigned, revoking any previous proxies relating to these shares, hereby appoints Timothy Healy and David Samuels together, and each of them singly, proxies, with full power of substitution to vote all shares of stock of EnerNOC, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of EnerNOC, Inc. (the “Annual Meeting”) to be held on Tuesday, May 28, 2013, at 2:30 p.m., local time, at the Company’s corporate offices, located at 101 Federal Street, Suite 1100, Boston, Massachusetts 02110 and at any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 26, 2013, a copy of which has been received by the undersigned. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Directions to the Annual Meeting location are available at the Company’s website at www.enernoc.com. The Company’s website and the information contained therein are not incorporated into this Proxy.

(Continued and to be signed on the reverse side.)

¢	14475	¢